United States Bankruptcy Court

District of Delaware

In re: THE THAXTON GROUP	Case No.		03-13182 - 03-13213
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period:		OCTOBER 17, 2003 thru NOVEMBER

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconciliation (or copies of Debtor’s bank reconciliations	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returnes filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

/s/ ROBERT DUNN	12/29/2003

Signature of Joint Debtor	Date

ROBERT DUNN	CRO

Signature of Authorized Individual*	Title

Printed Name of Authorized Individual	Title of Authorized Individual

In re:	Case No.		03-13182 - 03-13213
THE THAXTON GROUP		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period:		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated – for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	20,970,070.48	—			20,970,070.48	$19,402,924.03	20,970,070.48	$19,402,924.03
Receipts
Cash Sales
Accounts Receivable	28,857,931.47				28,857,931.47	$25,260,200.07	28,857,931.47	$25,260,200.07
Interest Income/Other Income	26,301.26				26,301.26	$1,401,296.60	26,301.26	$1,401,296.60
Additional Deposits/Tax Withheld
Other (Attach List)
Transfers between Accounts	(6,602,092.34)	3,913,529.06			(2,688,563.28)		(2,688,563.28)
Total Receipts	$22,282,140.39	$3,913,529.06	$0.00	$0.00	$26,195,669.45	$26,661,496.67	$26,195,669.45	$26,661,496.67

Disbursements
Gross Payroll/Payroll Taxes		3,913,529.06			3,913,529.06	$4,059,000.00	3,913,529.06	$4,059,000.00
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance/Payroll WH paid from operating accounts
Marketing
Property Maintenance/Utilities
Other (Attach List)	2,107,092.31				2,107,092.31	$8,425,445.00	2,107,092.31	$8,425,445.00
Loan Proceeds/Expenses Related To Loans/Insurance	17,272,475.37				17,272,475.37	$18,319,007.70	17,272,475.37	$18,319,007.70
Deposits to Lenders	2,500,000.00				2,500,000.00		2,500,000.00
Professional fees	1,260,000.00				1,260,000.00	$1,272,000.00	1,260,000.00	$1,272,000.00
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$23,139,567.68	$3,913,529.06	$0.00	$0.00	$27,053,096.74	$32,075,452.70	$27,053,096.74	$32,075,452.70
Net Cash Flow (Receipts less Disbursements)	($857,427.29)	$0.00	$0.00	$0.00	($857,427.29)	($5,413,956.03)	($857,427.29)	($5,413,956.03)
Cash - End of Month	$20,112,643.19	$0.00	$0.00	$0.00	$20,112,643.19	$13,988,968.00	$20,112,643.19	$13,988,968.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

20.112.643.19 THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

BANKRUPTCY CASE NUMBERS PER ENTITY

    included in this filing

THE THAXTON GROUP

03-13182 - 03-13213	OCTOBER 17, 2003 thru NOVEMBER

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.
56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.

56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated
Monthly Court Report for		October 17, 2003 - November 30, 2003
		FOR INFORMATION PURPOSES ONLY			JOINTLY ADMINISTERED

		HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY			INACTIVE	INACTIVE
	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Eagle - All transactions included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated	Paragon, Inc	Modern Central Recovery
Beginning Cash Position	20,970,070.48	19,846,245.97	—	—	(409,449.34)	(37,105.33)	(371,233.76)		3,024,777.22	(1,083,164.28)	—

TICO Cash Collected	12,446,122.15	—		—	—	—	—		—	12,446,122.15
SM Cash Collected	12,045,768.26	—		—	—	—	—		12,045,768.26	—
TIG Cash Collected	1,135,656.00	—		—	1,135,656.00	—	—		—	—
TPF Cash Collected	1,998,048.78	—		—	—	—	1,998,048.78		—	—
TCL Cash Collected	1,232,336.28	—		—	—	1,232,336.28	—		—	—
Other Income Collected	26,301.26	26,301.26		—	—	—	—		—	—

SUBTOTAL	28,884,232.73	26,301.26	—	—	1,135,656.00	1,232,336.28	1,998,048.78	—	12,045,768.26	12,446,122.15	—	—

		—		—	—	—	—		—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	—	28,857,931.47		—	(1,135,656.00)	(1,232,336.28)	(1,998,048.78)		(12,045,768.26)	(12,446,122.15)
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,688,563.28)	(27,878,174.59)		—	1,540,165.97	1,629,519.89	2,605,996.60		8,622,343.33	10,791,585.52
	—	—		—	—	—	—		—	—

Total Cash Receipts and Transfers	26,195,669.45	1,006,058.14	—	—	1,540,165.97	1,629,519.89	2,605,996.60	—	8,622,343.33	10,791,585.52	—	—

	—			—	—	—	—		—	—
Cash Disbursements - Loans	—			—	—	—	—		—	—
	—			—	—	—	—		—	—
Loan Proceeds Checks	14,633,917.26	14,128.10		—	—	1,184,050.17	1,676,705.96		6,775,014.96	4,984,018.07
Expenses related to Loans	2,638,558.11	—		—	492,664.26	355,372.36	163,733.81		293,992.54	1,332,795.14

Subtotal - Loans	17,272,475.37	14,128.10	—	—	492,664.26	1,539,422.53	1,840,439.77		7,069,007.50	6,316,813.21	—	—

	—	—		—	—	—	—		—	—
Cash Disbursements - Other	—	—		—	—	—	—		—	—
Advertising	425,022.02	(72,514.40)		—	7,994.61	—	—		412,199.97	77,341.84
Bank Charges	11,536.53	306.60		—	105.30	—	—		2,647.80	8,476.83
Claims Funding*	122,087.81	51,026.00		—	—	—	—		71,061.81	—
Company Auto	8,808.78	111.00		—	95.00	—	—		5,861.20	2,741.58
Computer Costs	16,650.11	3,731.00		—	3,560.38	—	62.00		175.00	9,121.73
Dues And Subscriptions	3,491.98	—		—	121.30	—	552.28		2,543.40	275.00
Employee Reimbursements - collections exp	93,916.84	—		—	2,095.44	—	—		—	91,821.40
Equipment Rental	12,691.01	637.24		—	85.84	—	—		2,822.62	9,145.31
Fixed Assets	19,840.24	—		—	—	—	—		18,590.93	1,249.31
Forms & Printing	50,172.01	40,350.00		—	247.00	—	69.48		—	9,505.53
Insurance	55,929.45	19,555.65		—	125.00	—	250.00		35,998.80	—
Meals & Entertainment	3,942.16	—		—	—	—	—		815.64	3,126.52
Miscellaneous	229,211.00	135,405.55		—	—	91.00	(250.39)		36,857.94	57,106.90
Office Expense	84,402.70	7,144.65		—	4,043.32	620.00	—		41,281.24	31,313.49
Postage	38,895.77	3,942.23		—	1,326.14	12.00	119.98		3,693.35	29,802.07
Prepaid Expenses	134,970.64	(1,461.95)		—	24,103.44	300.00	1,000.00		41,498.07	69,531.08
Prepaid Software ABS	10,116.10	—		—	—	—	39.00		—	10,077.10
Professional Fees-Ordinary Course	4,156.80	1,112.00		—	352.00	—	—		277.54	2,415.26
Rent	364,500.55	25,366.00		—	35,930.74	400.00	4.38		166,668.94	136,130.49
Repairs & Maintenance	25,328.82	—		—	—	—	—		24,530.81	798.01
Seminars & Meetings	8,417.20	—		—	1,249.00	—	—		8,010.38	(842.18)
Taxes & Licenses	86,408.52	967.00		—	469.00	167.00	—		9,281.81	75,523.71
Telephone	46,386.32	1,388.72		—	2,658.67	—	—		33,658.73	8,680.20
Temporary Agency Staff	60,609.63	2,259.00		—	1,235.50	—	—		31,854.37	25,260.76
Travel	14,573.62	(4,572.67)		—	32.55	—	—		10,181.90	8,931.84
Utilities	17,946.57	—		—	1,182.38	—	—		13,725.88	3,038.31
Payroll Paid TTG	2,057,396.67	91,023.87		—	539,242.78	22,301.88	14,257.75		—	1,390,570.39
Payroll Paid SMC	1,856,132.39	—		—	—	—	—		1,856,132.39	—
Restructuring Officer	60,000.00	60,000.00		—	—	—	—		—	—
Insurance Renewal	144,119.10	40,255.10		—	103,864.00	—	—		—	—
Deposit to Lender	2,500,000.00	2,500,000.00		—	—	—	—		—	—
US Trustee	—	—		—	—	—	—		—	—
Bankruptcy Professionals	1,200,000.00	1,200,000.00		—	—	—	—		—	—
Other	12,960.03	—		—	—	—	—		12,960.03	—

Total Other Cash Disbursements	9,780,621.37	4,106,032.59	—	—	730,119.39	23,891.88	16,104.48		2,843,330.55	2,061,142.48	—	—

				—			—		—	—

TOTAL ALL CASH DISBURSEMENTS	27,053,096.74	4,120,160.69	—	—	1,222,783.65	1,563,314.41	1,856,544.25		9,912,338.05	8,377,955.69	—	—

	20,112,643.19	16,732,143.42	—	—	(92,067.02)	29,100.15	378,218.59		1,734,782.50	1,330,465.55	—	—

BANK ACCOUNT RECONCILED BALANCES:	20,112,643.19	16,732,143.42			(92,067.02)	29,100.15	378,218.59		1,734,782.50	1,330,465.55

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ ROBERT DUNN

Signature

Robert Dunn 12/29/03
Name and Date

CRO
Title

THE THAXTON GROUP Cash Disbursements for THE THAXTON GROUP - Consolidated Monthly Court Report for	JOINTLY ADMINISTERED CASES 03 - 13182 - 03 - 13213

	Operating	Payroll	Other	Total
Beginning Cash Position	20,970,070.48	—	—	20,970,070.48

TICO Cash Collected	12,446,122.15	—	—	12,446,122.15
SM Cash Collected	12,045,768.26	—	—	12,045,768.26
TIG Cash Collected	1,135,656.00	—	—	1,135,656.00
TPF Cash Collected	1,998,048.78	—	—	1,998,048.78
TCL Cash Collected	1,232,336.28	—	—	1,232,336.28
Other Income Collected	26,301.26	—	—	26,301.26

SUBTOTAL	28,884,232.73	—	—	28,884,232.73

	—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(4,544,695.67)	1,856,132.39	—	(2,688,563.28)
	—	—	—	—

Total Cash Receipts and Transfers	24,339,537.06	1,856,132.39	—	26,195,669.45

Cash Disbursements - Loans
Loan Proceeds Checks	14,633,917.26			14,633,917.26
Expenses related to Loans	2,638,558.11			2,638,558.11

Subtotal - Loans	17,272,475.37	—	—	17,272,475.37

	—
Cash Disbursements - Other	—
Advertising	425,022.02		—	425,022.02
Bank Charges	11,536.53	—	—	11,536.53
Claims Funding*	122,087.81		—	122,087.81
Company Auto	8,808.78	—	—	8,808.78
Computer Costs	16,650.11	—	—	16,650.11
Dues And Subscriptions	3,491.98	—	—	3,491.98
Employee Reimbursements - collections exp	93,916.84	—	—	93,916.84
Equipment Rental	12,691.01	—	—	12,691.01
Fixed Assets	19,840.24	—	—	19,840.24
Forms & Printing	50,172.01	—	—	50,172.01
Insurance	55,929.45	—	—	55,929.45
Meals & Entertainment	3,942.16	—	—	3,942.16
Miscellaneous	229,211.00	—	—	229,211.00
Office Expense	84,402.70	—	—	84,402.70
Postage	38,895.77	—	—	38,895.77
Prepaid Expenses	134,970.64	—	—	134,970.64
Prepaid Software ABS	10,116.10	—	—	10,116.10
Professional Fees-Ordinary Course	4,156.80	—	—	4,156.80
Rent	364,500.55	—	—	364,500.55
Repairs & Maintenance	25,328.82	—	—	25,328.82
Seminars & Meetings	8,417.20	—	—	8,417.20
Taxes & Licenses	86,408.52	—	—	86,408.52
Telephone	46,386.32	—	—	46,386.32
Temporary Agency Staff	60,609.63	—	—	60,609.63
Travel	14,573.62	—	—	14,573.62
Utilities	17,946.57	—	—	17,946.57
Payroll Paid TTG	2,057,396.67	—	—	2,057,396.67
Payroll Paid SMC	—	1,856,132.39	—	1,856,132.39
Restructuring Officer	60,000.00	—	—	60,000.00
Insurance Renewal	144,119.10	—	—	144,119.10
Deposit to Lender	2,500,000.00	—	—	2,500,000.00
US Trustee	—	—	—	—
Bankruptcy Professionals	1,200,000.00	—	—	1,200,000.00
Other	12,960.03	—	—	12,960.03

Total Other Cash Disbursements	7,924,488.98	1,856,132.39	—	9,780,621.37

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	25,196,964.35	1,856,132.39	—	27,053,096.74

	20,112,643.19	—	—	20,112,643.19

BANK ACCOUNT RECONCILED BALANCES:

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ ROBERT DUNN

Signature

Robert Dunn 12/29/03
Name and Date

CRO
Title

THE THAXTON GROUP

CONSOLIDATED - 13 WEEK CASH BUDGET

	Post-filing Week 1 10/20-10/24	BUDGET Week 2 10/27-10/31	BUDGET Week 1 11/3-11/7	BUDGET Week 2 11/10-11/14	BUDGET Week 3 11/17-11/21	BUDGET Week 4 11/24-11/28	October 17 - November 30, 2003 BUDGET MONTH
Beginning Cash	$19,402,924	$15,076,595	$16,914,778	$18,059,556	$15,231,391	$15,025,674	$19,402,924
Cash Receipts
TICO Cash Collected	1,749,849	1,754,550	1,601,153	1,600,577	1,600,802	1,603,028	9,909,960
SM Cash Collected	2,113,494	2,115,864	1,953,761	1,959,066	1,965,365	1,974,142	12,081,692
TIG Cash Collected	187,500	187,500	187,500	187,500	187,500	187,500	1,125,000
TPF Cash Collected	403,203	401,089	332,680	334,099	335,523	336,954	2,143,548
TCL Cash Collected	219,957	221,118	249,206	243,003	236,955	231,058	1,401,297
Other Income Collected	—	—	—	—	—	—	—
	—	—	—	—	—	—	—

Total Cash Receipts	4,674,003	4,680,121	4,324,299	4,324,245	4,326,146	4,332,682	26,661,497

Cash Disbursements							—
Loan Proceeds Checks	3,332,942	3,337,473	2,445,588	2,549,157	2,811,311	3,077,441	17,553,911
Expenses related to Loans	32,399	32,486	43,796	43,781	43,787	43,848	240,096
Expenses related to TIG	87,500	87,500	87,500	87,500	87,500	87,500	525,000

Total Cash Disbursements	3,452,841	3,457,459	2,576,884	2,680,437	2,942,598	3,208,788	18,319,008

							—

NET CASH RECEIPTS	1,221,162	1,222,662	1,747,415	1,643,808	1,383,548	1,123,893	8,342,489

CASH DISBURSEMENTS:
Operating Cash Disbursements
Advertising	22,593	116,178	68,000	60,000	160,593	92,678	520,042
Bank Charges	8,200	—	41,503	20,970	16,700	15,000	102,373
Claims Funding*	50,000	50,000	50,000	50,000	50,000	50,000	300,000
Company Auto	482	2,000	12,115	12,081	13,482	13,000	53,160
Computer Costs	19,980	15,170	18,024	18,000	17,980	18,970	108,123
Dues And Subscriptions	250	264	250	542	500	514	2,320
Employee Reimbursements -collections exp	—	505	20,928	20,681	17,500	18,005	77,618
Equipment Rental	4,000	11,263	4,000	9,385	4,000	20,263	52,912
Fixed Assets	19,000	19,000	19,000	19,000	21,000	16,000	113,000
Forms & Printing	5,698	6,435	5,500	5,500	5,698	6,435	35,264
Insurance	7,500	49,497	7,500	17,500	7,500	25,540	115,036
Meals & Entertainment	500	500	3,500	3,500	4,000	4,000	16,000
Miscellaneous	10,000	5,000	29,500	29,500	30,500	30,500	135,000
Office Expense	20,947	22,496	42,569	41,923	27,972	29,721	185,625
Postage	5,086	5,710	16,915	13,786	21,086	17,960	80,542
Prepaid Expenses	15,000	20,000	20,000	20,000	18,000	18,000	111,000
Prepaid Software ABS	—	—	—	18,000	—	—	18,000
Professional Fees-Ordinary Course	19,422	9,258	19,763	19,818	13,022	23,818	105,101
Rent	17,474	233,361	40	28,000	127,774	161,278	567,926
Repairs & Maintenance	5,500	5,745	5,500	5,500	4,500	4,745	31,490
Roadgard	—	—	—	20,000	—	—	20,000
Seminars & Meetings	449	645	2,725	2,525	3,699	3,895	13,938
Taxes & Licenses	3,095	3,000	5,040	5,000	15,795	38,000	69,930
Telephone	38,645	52,684	36,548	36,512	36,795	73,009	274,192
Temporary Agency Staff	14,000	32,000	37,832	19,000	20,500	38,500	161,832
Travel	16,000	11,000	18,042	46,000	7,000	7,000	105,042
Utilities	12,672	13,770	12,843	12,224	15,672	22,770	89,950

Total Operating Cash Disbursements	316,490	685,480	497,637	554,947	661,265	749,600	3,465,419

							—
Total Cash Disbursements by Group							—
Corporate	107,500	109,983	132,750	133,800	133,500	134,250	751,783
Tico Credit	82,000	147,500	80,000	80,000	312,550	216,300	918,350
Southern Management	91,500	361,000	264,000	322,000	177,000	363,500	1,579,000
Thaxton Premium Finance	—	—	1,765	6,365	1,900	475	10,505
Thaxton Commercial Lending	—	—	1,162	1,493	825	1,035	4,515
Thaxton Insurance Group	35,490	66,997	17,960	11,289	35,490	34,040	201,266

Total Operating Cash Disbursements	316,490	685,480	497,637	554,947	661,265	749,600	3,465,419

							—
Other Items							—
							—
Interest to Finova	—	—	—	641,667	—	—	641,667
Payroll Paid TTG	—	533,500	—	533,500	—	533,500	1,600,500
Payroll Paid SMC	231,000	665,500	—	665,500	231,000	665,500	2,458,500
Restructuring Officer	—	—	—	48,000	12,000	12,000	72,000
Insurance Renewal	—	—	105,000	—	—	—	105,000
Voyager Payment	—	—	—	1,328,359	385,000	—	1,713,359
Pre-Filing Prepays	—	—	—	—	—	—	—
Deposit to Lender	5,000,000	(2,500,000)	—	—	—		2,500,000
US Trustee	—	—	—	—	—	—	—
Bankrupty Professional Carve-out	—	—	—	700,000	300,000	200,000	1,200,000

Total Other Items	5,231,000	(1,301,000)	105,000	3,917,026	928,000	1,411,000	10,291,026

Cash from Operations
Total Collections	4,674,003	4,680,121	4,324,299	4,324,245	4,326,146	4,332,682	26,661,497
Total Disbursements	9,000,332	2,841,939	3,179,521	6,404,410	4,219,863	5,157,388	30,803,453

Net Cash from Operations	(4,326,329)	1,838,182	1,144,778	(2,080,164)	106,283	(824,706)	(4,141,956)

Restructuring Expense	—	—	—	(748,000)	(312,000)	(212,000)	(1,272,000)

Net Change in Cash	(4,326,329)	1,838,182	1,144,778	(2,828,164)	(205,717)	(1,036,706)	(5,413,956)

Ending Cash	15,076,595	16,914,778	18,059,556	15,231,391	15,025,674	13,988,968	13,988,968

THE THAXTON GROUP

CONSOLIDATED - 13 WEEK CASH BUDGET

	BUDGET Week 5 12/1-12/5	BUDGET Week 6 12/8-12/12	BUDGET Week 7 12/15-12/19	BUDGET Week 8 12/22-12/26	DECEMBER BUDGET MONTH	BUDGET Week 9 12/29-1/2	BUDGET Week 10 1/2-1/9
Beginning Cash	$13,988,968	$13,832,198	$12,571,443	$10,666,149	$13,988,968	$9,287,663	$11,098,083
Cash Receipts
TICO Cash Collected	1,391,211	1,392,460	1,394,579	1,397,573	5,575,823	1,375,222	1,367,122
SM Cash Collected	1,779,014	1,801,465	1,824,200	1,844,942	7,249,621	2,006,262	1,983,091
TIG Cash Collected	187,500	187,500	187,500	187,500	750,000	187,500	187,500
TPF Cash Collected	395,505	389,808	384,194	378,660	1,548,167	286,500	287,234
TCL Cash Collected	186,945	189,867	192,836	195,851	765,499	198,302	190,584
Other Income Collected	—	—	—	—	—	—	—
	—	—	—	—	—	—	—

Total Cash Receipts	3,940,175	3,961,101	3,983,309	4,004,526	15,889,111	4,053,786	4,015,532

Cash Disbursements
Loan Proceeds Checks	3,045,726	3,148,925	3,152,175	3,069,367	12,416,193	1,610,336	1,593,864
Expenses related to Loans	31,749	31,778	31,826	31,894	127,248	12,765	12,690
Expenses related to TIG	87,500	87,500	87,500	87,500	350,000	87,500	87,500

Total Cash Disbursements	3,164,976	3,268,203	3,271,501	3,188,762	12,893,441	1,710,601	1,694,054

NET CASH RECEIPTS	775,200	692,898	711,808	815,764	2,995,670	2,343,185	2,321,478

CASH DISBURSEMENTS:
Operating Cash Disbursements
Advertising	150,000	50,000	55,593	32,678	288,271	20,000	235,000
Bank Charges	40,000	19,000	17,170	15,000	91,170	15,000	40,000
Claims Funding*	50,000	50,000	50,000	50,000	200,000	50,000	50,000
Company Auto	13,125	13,081	13,482	13,000	52,688	13,000	13,125
Computer Costs	13,024	14,450	17,980	18,870	64,324	13,200	13,024
Dues And Subscriptions	500	792	10,500	514	12,306	500	7,500
Employee Reimbursements - collections exp	38,428	38,181	17,500	18,005	112,114	37,950	38,428
Equipment Rental	4,000	9,300	4,000	20,263	37,563	4,000	4,000
Fixed Assets	16,000	16,000	37,000	16,000	85,000	16,000	16,000
Forms & Printing	5,500	5,500	5,698	6,435	23,132	5,875	5,500
Insurance	7,500	17,500	7,500	25,540	58,040	7,500	17,500
Meals & Entertainment	4,000	4,000	4,000	4,000	16,000	4,000	4,000
Miscellaneous	30,500	30,500	30,500	30,500	122,000	95,500	30,500
Office Expense	49,649	48,743	27,972	29,571	155,933	82,490	82,544
Postage	24,900	19,386	21,086	18,460	83,832	19,050	29,850
Prepaid Expenses	18,000	18,000	18,000	18,000	72,000	18,000	18,000
Prepaid Software ABS	—	18,000	—	—	18,000	—	—
Professional Fees-Ordinary Course	10,850	11,810	12,522	17,318	52,500	9,350	11,010
Rent	40	28,000	17,474	271,178	316,692	400	20,040
Repairs & Maintenance	4,500	4,500	4,500	4,745	18,245	4,500	4,500
Roadgard	—	—	20,000	—	20,000	—	—
Seminars & Meetings	3,475	3,275	3,699	3,895	14,344	3,250	3,475
Taxes & Licenses	3,000	3,000	11,295	3,000	20,295	3,000	3,000
Telephone	37,748	33,912	36,795	73,009	181,464	33,200	37,748
Temporary Agency Staff	39,332	20,500	20,500	20,500	100,832	38,500	39,332
Travel	12,055	40,000	12,000	40,000	104,055	12,000	12,055
Utilities	15,843	15,224	15,672	22,770	69,509	14,500	15,843

Total Operating Cash Disbursements	591,969	532,654	492,435	773,250	2,390,308	520,765	751,974

Total Cash Disbursements by Group
Corporate	133,500	133,415	134,750	134,600	536,265	135,000	134,500
Tico Credit	81,450	77,100	102,550	259,800	520,900	76,150	87,400
Southern Management	356,000	302,000	218,000	343,500	1,219,500	304,000	509,000
Thaxton Premium Finance	2,565	7,930	900	375	11,770	150	2,435
Thaxton Commercial Lending	494	920	745	935	3,094	525	679
Thaxton Insurance Group	17,960	11,289	35,490	34,040	98,779	4,940	17,960

Total Operating Cash Disbursements	591,969	532,654	492,435	773,250	2,390,308	520,765	751,974

Other Items
Interest to Finova	—	—	641,667	—	641,667	—	—
Payroll Paid TTG	53,000	541,577	—	541,577	1,136,154	—	541,577
Payroll Paid SMC	25,000	667,423	231,000	667,423	1,590,846	—	967,423
Restructuring Officer	12,000	12,000	12,000	12,000	48,000	12,000	12,000
Insurance Renewal	50,000	—	—	—	50,000	—	—
Voyager Payment	—	—	1,040,000	—	1,040,000	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—
Bankruptcy Professional Carve-out	200,000	200,000	200,000	200,000	800,000

Total Other Items	340,000	1,421,000	2,124,667	1,421,000	5,306,667	12,000	1,521,000

Cash from Operations
Total Collections	3,940,175	3,961,101	3,983,309	4,004,526	15,889,111	4,053,786	4,015,532
Total Disbursements	3,884,945	5,009,856	5,676,603	5,171,012	19,742,416	2,231,366	3,955,028

Net Cash from Operations	55,230	(1,048,756)	(1,693,294)	(1,166,486)	(3,853,305)	1,822,420	60,504

Restructuring Expense	(212,000)	(212,000)	(212,000)	(212,000)	(848,000)	(12,000)	(12,000)

Net Change in Cash	(156,770)	(1,260,756)	(1,905,294)	(1,378,486)	(4,701,305)	1,810,420	48,504

Ending Cash	13,832,198	12,571,443	10,666,149	9,287,663	9,287,663	11,098,083	11,146,587

In re:	Case No.		03-13183
The Thaxton Group, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	4,120,160.69

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for	October 17, 2003 - November 30, 2003	Case	#	03-13183	Case No.	03-13183
FED ID#	57-0669498

	Consolidated Totals	GA Notes - Regions Bank	Wachovia Money Market 2003207426123	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	FIRST CITIZENS - Note Account 650002548801	WACHOVIA Modern Notes 657638367		Operating	Payroll	Other	Total
Beginning Cash Position	19,846,245.97	208.62	19,037,183.74	—	815,612.09	—	533.51	(7,291.99)		19,846,245.97	—	—	19,846,245.97

	—										—	—	—
TICO Cash Collected	—					—				—	—	—	—
SM Cash Collected	—					—				—	—	—	—
TIG Cash Collected	—					—				—	—	—	—
TPF Cash Collected	—					—				—	—	—	—
TCL Cash Collected	—					—				—	—	—	—
Other Income Collected	26,301.26		26,301.26			—				26,301.26	—	—	26,301.26

SUBTOTAL	26,301.26	—	26,301.26	—	—	—	—	—		26,301.26	—	—	26,301.26

	—					—				—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	28,857,931.47			28,857,931.47		—				28,857,931.47	—	—	28,857,931.47
GENERAL LEDGER DEPOSITS AND TRANSFERS	(27,878,174.59)		2,200,000.00	(31,357,931.47)	1,211,275.19	69,856.11	(529.76)	(844.66)		(27,878,174.59)	—	—	(27,878,174.59)
	—									(69,856.11)	69,856.11	—	—
	—					—				—	—	—	—

Total Cash receipts	1,006,058.14	—	2,226,301.26	(2,500,000.00)	1,211,275.19	69,856.11	(529.76)	(844.66)		936,202.03	69,856.11	—	1,006,058.14

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	14,128.10		14,128.10			—				14,128.10	—	—	14,128.10
Expenses related to Loans	—					—				—	—	—	—

Subtotal - Loans	14,128.10	—	14,128.10	—	—	—	—	—		14,128.10	—	—	14,128.10

						—
						—
Cash Disbursements - Other						—
Advertising	(72,514.40)				(72,514.40)	—				(72,514.40)	—	—	(72,514.40)
Bank Charges	306.60		342.31		(60.00)	—	3.75	20.54		306.60	—	—	306.60
Claims Funding*	51,026.00				51,026.00	—				51,026.00	—	—	51,026.00
Company Auto	111.00				111.00	—				111.00	—	—	111.00
Computer Costs	3,731.00				3,731.00	—				3,731.00	—	—	3,731.00
Dues And Subscriptions	—				—	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—				—	—	—	—
Equipment Rental	637.24				637.24	—				637.24	—	—	637.24
Fixed Assets	—				—	—				—	—	—	—
Forms & Printing	40,350.00				40,350.00	—				40,350.00	—	—	40,350.00
Insurance	19,555.65				19,555.65	—				19,555.65	—	—	19,555.65
Meals & Entertainment	—				—	—				—	—	—	—
Miscellaneous	135,405.55				135,405.55	—				135,405.55	—	—	135,405.55
Office Expense	7,144.65				7,144.65	—				7,144.65	—	—	7,144.65
Postage	3,942.23				3,942.23	—				3,942.23	—	—	3,942.23
Prepaid Expenses	(1,461.95)				(1,461.95)	—				(1,461.95)	—	—	(1,461.95)
Prepaid Software ABS	—				—	—				—	—	—	—
Professional Fees-Ordinary Course	1,112.00				1,112.00	—				1,112.00	—	—	1,112.00
Rent	25,366.00				25,366.00	—				25,366.00	—	—	25,366.00
Repairs & Maintenance	—				—					—	—	—	—
Roadgard	—				—					—	—	—	—
Seminars & Meetings	—				—	—				—	—	—	—
Taxes & Licenses	967.00				967.00	—				967.00	—	—	967.00
Telephone	1,388.72				1,388.72	—				1,388.72	—	—	1,388.72
Temporary Agency Staff	2,259.00				2,259.00	—				2,259.00	—	—	2,259.00
Travel	(4,572.67)				(4,572.67)	—				(4,572.67)	—	—	(4,572.67)
Utilities	—				—	—				—	—	—	—
Interest to Finova	—				—	—				—	—	—	—
Payroll Paid TTG	91,023.87				—	91,023.87				—	91,023.87	—	91,023.87
Payroll Paid SMC	—				—	—				—	—	—	—
Restructuring Officer	60,000.00				60,000.00	—				60,000.00	—	—	60,000.00
Insurance Renewal	40,255.10				40,255.10	—				40,255.10	—	—	40,255.10
Voyager Payment	—				—	—				—	—	—	—
Pre-Filing Prepays	—				—	—				—	—	—	—
Deposit to Lender	2,500,000.00		5,000,000.00	(2,500,000.00)	—	—				2,500,000.00	—	—	2,500,000.00
US Trustee	—				—					—	—	—	—
Bankruptcy Professionals	1,200,000.00				1,200,000.00	—				1,200,000.00	—	—	1,200,000.00
	—				—					—	—	—	—

Total Other Cash Disbursements	4,106,032.59	—	5,000,342.31	(2,500,000.00)	1,514,642.12	91,023.87	3.75	20.54	—	4,015,008.72	91,023.87	—	4,106,032.59

										—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	4,120,160.69	—	5,014,470.41	(2,500,000.00)	1,514,642.12	91,023.87	3.75	20.54		4,029,136.82	91,023.87	—	4,120,160.69

	16,732,143.42	208.62	16,249,014.59	—	512,245.16	(21,167.76)	—	(8,157.19)		16,753,311.18	(21,167.76)	—	16,732,143.42

Book Balance per bank rec.	16,732,143.42	208.62	16,249,014.59		512,245.16	(21,167.76)	—	(8,157.19)

THE THAXTON GROUP
Cash Disbursements for Consolidated Disbursement Account			Case No.
Wachovia	2000014825091	2079900430275
Monthly Court Report for	October 17, 2003 - November 30, 2003

	Consolidated Totals	CORPORATE	Operating	Payroll	Other	Total
Beginning Cash Position	815,612.09	815,612.09	815,612.09	0.00	0.00	815,612.09

TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—		0.00	0.00	0.00	0.00
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—		—			—

SUBTOTAL	—	—	—	—	—	—

	—
GENERAL LEDGER SWEEPS AND TRANSFERS	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,211,275.19	1,211,275.19	1,211,275.19			1,211,275.19
	—		—			—
	—		—			—
	—		—			—
	—		—			—

Total Cash receipts	1,211,275.19	1,211,275.19	1,211,275.19	—	—	1,211,275.19

Cash Disbursements - Loans
			—			—
Loan Proceeds Checks			—			—
Expenses related to Loans			—			—

Subtotal - Loans	—	—	—	—	—	—

Cash Disbursements - Other	—		—			—
Advertising	(72,514.40)	(72,514.40)	(72,514.40)			(72,514.40)
Bank Charges	(60.00)	(60.00)	(60.00)			(60.00)
Claims Funding*	51,026.00	51,026.00	51,026.00			51,026.00
Company Auto	111.00	111.00	111.00			111.00
Computer Costs	3,731.00	3,731.00	3,731.00			3,731.00
Dues And Subscriptions	—	—	—			—
Employee Reimbursements - collections exp	—	—	—			—
Equipment Rental	637.24	637.24	637.24			637.24
Fixed Assets	—	—	—			—
Forms & Printing	40,350.00	40,350.00	40,350.00			40,350.00
Insurance	19,555.65	19,555.65	19,555.65			19,555.65
Meals & Entertainment	—	—	—			—
Miscellaneous	135,405.55	135,405.55	135,405.55			135,405.55
Office Expense	7,144.65	7,144.65	7,144.65			7,144.65
Postage	3,942.23	3,942.23	3,942.23			3,942.23
Prepaid Expenses	(1,461.95)	(1,461.95)	(1,461.95)			(1,461.95)
Prepaid Software ABS	—	—	—			—
Professional Fees-Ordinary Course	1,112.00	1,112.00	1,112.00			1,112.00
Rent	25,366.00	25,366.00	25,366.00			25,366.00
Repairs & Maintenance	—	—	—			—
Roadgard	—	—	—			—
Seminars & Meetings	—	—	—			—
Taxes & Licenses	967.00	967.00	967.00			967.00
Telephone	1,388.72	1,388.72	1,388.72			1,388.72
Temporary Agency Staff	2,259.00	2,259.00	2,259.00			2,259.00
Travel	(4,572.67)	(4,572.67)	(4,572.67)			(4,572.67)
Utilities	—		—			—
Interest to Finova	—		—			—
Payroll Paid TTG	—		—			—
Payroll Paid SMC	—		—			—
Restructuring Officer	60,000.00	60,000.00	60,000.00			60,000.00
Insurance Renewal	40,255.10	40,255.10	40,255.10			40,255.10
Voyager Payment	—		—			—
Pre-Filing Prepays	—		—			—
Deposit to Lender	—		—			—
US Trustee	—		—			—
Bankruptcy Professionals Carve-out	1,200,000.00	1,200,000.00	1,200,000.00			1,200,000.00
	—		—			—

Total Other Cash Disbursements	1,514,642.12	1,514,642.12	1,514,642.12	—	—	1,514,642.12

TOTAL ALL CASH DISBURSEMENTS	1,514,642.12	1,514,642.12	1,514,642.12	—	—	1,514,642.12

	512,245.16	512,245.16	512,245.16	—	—	512,245.16

	512,245.16

In re:	Case No.		03-13184
Thaxton Operating Company		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company		Case #	03-13184	Case No.	01-10573
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID #	57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—	—		—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY- ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—	—

In re:	Case No.		03-13187
Thaxton Insurance Group, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,222,783.65
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,222,783.65

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group	Case #	03-13187	Case No.	03-13187
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#	57-0926039

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(409,449.34)	3,253.75	4,474.78	2,407.69	—	(419,585.56)	—		(409,449.34)	—	—	(409,449.34)

	—									—	—	—
TICO Cash Collected	—								—	—	—	—
SM Cash Collected	—								—	—	—	—
TIG Cash Collected	1,135,656.00				1,135,656.00				1,135,656.00	—	—	1,135,656.00
TPF Cash Collected	—								—	—	—	—
TCL Cash Collected	—								—	—	—	—
Other Income Collected	—								—	—	—	—

SUBTOTAL	1,135,656.00	—	—	—	1,135,656.00	—	—	—	1,135,656.00	—	—	1,135,656.00

	—								—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(1,135,656.00)				(1,135,656.00)				(1,135,656.00)	—	—	(1,135,656.00)
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,540,165.97	(3,038.95)	547.10	478.23		1,002,936.81	539,242.78		1,000,923.19	539,242.78	—	1,540,165.97
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers	1,540,165.97	(3,038.95)	547.10	478.23	—	1,002,936.81	539,242.78	—	1,000,376.09	539,789.88	—	1,540,165.97

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans/TIG	492,664.26					492,664.26			492,664.26			492,664.26

Subtotal - Loans	492,664.26	—	—	—	—	492,664.26	—		492,664.26	—	—	492,664.26

Cash Disbursements - Other
Advertising	7,994.61					7,994.61			7,994.61			7,994.61
Bank Charges	105.30					105.30			105.30	—	—	105.30
Claims Funding*	—					—			—			—
Company Auto	95.00					95.00			95.00	—	—	95.00
Computer Costs	3,560.38					3,560.38			3,560.38	—	—	3,560.38
Dues And Subscriptions	121.30					121.30			121.30	—	—	121.30
Employee Reimbursements - collections exp	2,095.44					2,095.44			2,095.44	—	—	2,095.44
Equipment Rental	85.84					85.84			85.84	—	—	85.84
Fixed Assets	—					—			—	—	—	—
Forms & Printing	247.00					247.00			247.00	—	—	247.00
Insurance	125.00					125.00			125.00	—	—	125.00
Meals & Entertainment	—					—			—	—	—	—
Miscellaneous	—					—			—	—	—	—
Office Expense	4,043.32					4,043.32			4,043.32	—	—	4,043.32
Postage	1,326.14					1,326.14			1,326.14	—	—	1,326.14
Prepaid Expenses	24,103.44					24,103.44			24,103.44	—	—	24,103.44
Prepaid Software ABS	—					—			—	—	—	—
Professional Fees-Ordinary Course	352.00					352.00			352.00	—	—	352.00
Rent	35,930.74					35,930.74			35,930.74	—	—	35,930.74
Repairs & Maintenance	—					—			—	—	—	—
Roadgard	—					—			—	—	—	—
Seminars & Meetings	1,249.00					1,249.00			1,249.00	—	—	1,249.00
Taxes & Licenses	469.00					469.00			469.00	—	—	469.00
Telephone	2,658.67					2,658.67			2,658.67	—	—	2,658.67
Temporary Agency Staff	1,235.50					1,235.50			1,235.50	—	—	1,235.50
Travel	32.55					32.55			32.55	—	—	32.55
Utilities	1,182.38					1,182.38			1,182.38	—	—	1,182.38
Interest to Finova	—								—	—	—	—
Payroll Paid TTG	539,242.78						539,242.78		—	539,242.78	—	539,242.78
Payroll Paid SMC	—								—	—	—	—
Restructuring Officer	—								—	—	—	—
Insurance Renewal	103,864.00					103,864.00			103,864.00	—	—	103,864.00
Voyager Payment	—								—	—	—	—
Pre-Filing Prepays	—								—	—	—	—
Deposit to Lender	—								—	—	—	—
US Trustee	—								—	—	—	—
Bankruptcy Professionals	—								—	—	—	—
	—								—	—	—	—

Total Other Cash Disbursements	730,119.39	—	—	—	—	190,876.61	539,242.78		190,876.61	539,242.78	—	730,119.39

									—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,222,783.65	—	—	—	—	683,540.87	539,242.78		683,540.87	539,242.78	—	1,222,783.65

	(92,067.02)	214.80	5,021.88	2,885.92	—	(100,189.62)	—		(92,614.12)	547.10	—	(92,067.02)

Book Balance per bank rec.	(92,067.02)	214.80	5,021.88	2,885.92	—	(100,189.62)	—

In re:	Case No.		03-13188
Thaxton Commercial Lending, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,563,314.41
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,563,314.41

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending		Case #	03-13188	Case No.	03-13188
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#	57-1067973

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(37,105.33)	—	(37,105.33)		(37,105.33)	—	—	(37,105.33)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	1,232,336.28	1,232,336.28			1,232,336.28	—	—	1,232,336.28
Other Income Collected	—				—	—	—	—

SUBTOTAL	1,232,336.28	1,232,336.28	—	—	1,232,336.28	—	—	1,232,336.28

	—				—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(1,232,336.28)	(1,232,336.28)			(1,232,336.28)	—	—	(1,232,336.28)
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,629,519.89		1,607,218.01	22,301.88	1,607,218.01	22,301.88	—	1,629,519.89
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	1,629,519.89	—	1,607,218.01	22,301.88	1,607,218.01	22,301.88	—	1,629,519.89

Cash Disbursements - Loans
Loan Proceeds Checks	1,184,050.17		1,184,050.17		1,184,050.17			1,184,050.17
Expenses related to Loans	355,372.36		355,372.36		355,372.36			355,372.36

Subtotal - Loans	1,539,422.53	—	1,539,422.53	—	1,539,422.53			1,539,422.53

Cash Disbursements - Other	—							—
Advertising	—							—
Bank Charges	—				—	—	—	—
Claims Funding*	—							—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	91.00		91.00		91.00	—	—	91.00
Office Expense	620.00		620.00		620.00	—	—	620.00
Postage	12.00		12.00		12.00	—	—	12.00
Prepaid Expenses	300.00		300.00		300.00	—	—	300.00
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	400.00		400.00		400.00	—	—	400.00
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	167.00		167.00		167.00	—	—	167.00
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	22,301.88			22,301.88	—	22,301.88	—	22,301.88
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	23,891.88	—	1,590.00	22,301.88	1,590.00	22,301.88	—	23,891.88

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,563,314.41	—	1,541,012.53	22,301.88	1,541,012.53	22,301.88	—	1,563,314.41

	29,100.15	—	29,100.15	—	29,100.15	—	—	29,100.15

Book Balance per bank rec.	29,100.15		29,100.15

In re:	Case No.		03-13186
TICO Premium Finance Company, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,856,544.25
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,856,544.25

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM		Case #	03-13186	Case No.	03-13186
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#	58-2358369

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(371,233.76)	—	(371,233.76)	—		(371,233.76)	—	—	(371,233.76)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	1,998,048.78	1,998,048.78				1,998,048.78	—	—	1,998,048.78
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	1,998,048.78	1,998,048.78	—	—		1,998,048.78	—	—	1,998,048.78

	—					—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(1,998,048.78)	(1,998,048.78)				(1,998,048.78)	—	—	(1,998,048.78)
GENERAL LEDGER DEPOSITS AND TRANSFERS	2,605,996.60		2,591,738.85	14,257.75		2,591,738.85	14,257.75	—	2,605,996.60
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	2,605,996.60	—	2,591,738.85	14,257.75		2,591,738.85	14,257.75	—	2,605,996.60

Cash Disbursements - Loans
Loan Proceeds Checks	1,676,705.96		1,676,705.96			1,676,705.96	—	—	1,676,705.96
Expenses related to Loans	163,733.81		163,733.81			163,733.81	—	—	163,733.81

Subtotal - Loans	1,840,439.77	—	1,840,439.77	—		1,840,439.77			1,840,439.77

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	62.00		62.00			62.00	—	—	62.00
Dues And Subscriptions	552.28		552.28			552.28	—	—	552.28
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	69.48		69.48			69.48	—	—	69.48
Insurance	250.00		250.00			250.00	—	—	250.00
Meals & Entertainment	—					—	—	—	—
Miscellaneous	(250.39)		(250.39)			(250.39)	—	—	(250.39)
Office Expense	—					—	—	—	—
Postage	119.98		119.98			119.98	—	—	119.98
Prepaid Expenses	1,000.00		1,000.00			1,000.00	—	—	1,000.00
Prepaid Software ABS	39.00		39.00			39.00	—	—	39.00
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	4.38		4.38			4.38	—	—	4.38
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	14,257.75			14,257.75		—	14,257.75	—	14,257.75
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	16,104.48	—	1,846.73	14,257.75	—	1,846.73	14,257.75	—	16,104.48

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,856,544.25	—	1,842,286.50	14,257.75		1,842,286.50	14,257.75	—	1,856,544.25

	378,218.59	—	378,218.59	—		378,218.59	—	—	378,218.59

Book Balance per bank rec.	378,218.59	—	378,218.59

In re:	Case No.		03-13185
EAGLE Premium Finance Company, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE		Case No.	03-13185	Case No.	03-13185
Monthly Court Report for	October 17, 2003 –November 30, 2003
FED ID#	54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP		Case No.
Monthly Court Report for	October 17, 2003 –November 30, 2003
FED ID#

	Consolidated Totals	TICO-AL 03-13196	TICO-GA 03-13199	TICO-DE 03-13182	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200
Beginning Cash Position	(1,083,164.28)	28,538.12	—	174,230.46	257,894.12	—	272,732.48

	—	—	—	—	—	—	—
TICO Cash Collected	12,446,122.15	220,631.04	355,097.65	1,199,453.89	2,210,921.57	622,521.56	3,269,672.48
SM Cash Collected	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—
Other Income Collected	—	—	—	—	—	—	—

SUBTOTAL	12,446,122.15	220,631.04	355,097.65	1,199,453.89	2,210,921.57	622,521.56	3,269,672.48

	—	—	—	—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(12,446,122.15)	(220,631.04)	(355,097.65)	(1,199,453.89)	(2,210,921.57)	(622,521.56)	(3,269,672.48)
GENERAL LEDGER DEPOSITS AND TRANSFERS	10,791,585.52	506,219.11	176,464.48	1,059,152.50	2,047,127.82	296,620.02	3,462,211.63
	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	10,791,585.52	506,219.11	176,464.48	1,059,152.50	2,047,127.82	296,620.02	3,462,211.63

		—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—
		—	—	—	—	—	—
Loan Proceeds Checks	4,984,018.07	160,809.45	124,517.24	649,520.11	1,157,311.58	214,578.79	1,605,678.58
Expenses related to Loans	1,332,795.14	6,116.01	10,570.70	85,324.27	94,050.88	9,432.60	860,270.60

Subtotal - Loans	6,316,813.21	166,925.46	135,087.94	734,844.38	1,251,362.46	224,011.39	2,465,949.18

		—	—	—	—	—	—
	—	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—	—
Advertising	77,341.84	45.00	2,782.67	—	555.88	—	—
Bank Charges	8,476.83	69.06	—	2,176.55	—	—	4,934.61
Claims Funding*	—	—	—	—	—	—	—
Company Auto	2,741.58	—	8.00	—	—	—	—
Computer Costs	9,121.73	—	1,079.89	1,372.34	998.02	—	1,003.19
Dues And Subscriptions	275.00	19.00	—	—	221.00	—	—
Employee Reimbursements - collections exp	91,821.40	2,929.91	522.95	4,770.20	19,893.71	191.08	39,640.40
Equipment Rental	9,145.31	—	—	1,450.08	3,716.11	149.30	1,335.74
Fixed Assets	1,249.31	—	—	—	1,248.31	1.00	—
Forms & Printing	9,505.53	22.92	186.48	497.18	903.21	833.46	—
Insurance	—	—	—	—	—	—	—
Meals & Entertainment	3,126.52	—	38.90	34.10	—	—	62.24
Miscellaneous	57,106.90	1,603.74	1,445.69	12,178.41	10,858.66	949.23	9,098.66
Office Expense	31,313.49	1,263.86	453.83	3,107.64	4,959.38	1,151.82	5,175.21
Postage	29,802.07	610.29	318.27	4,099.75	10,352.37	—	3,465.24
Prepaid Expenses	69,531.08	1,050.00	1,625.00	4,326.81	13,615.23	1,250.00	3,307.61
Prepaid Software ABS	10,077.10	236.66	236.66	1,064.97	2,405.59	2,366.66	946.64
Professional Fees-Ordinary Course	2,415.26	—	65.00	924.00	528.48	—	99.00
Rent	136,130.49	1,050.00	4,556.67	14,249.35	25,178.30	26,157.47	17,088.68
Repairs & Maintenance	798.01	—	35.00	329.73	115.56	—	2.69
Roadgard	—	—	—	—	—	—	—
Seminars & Meetings	(842.18)	—	—	(951.32)	—	—	—
Taxes & Licenses	75,523.71	1,250.00	160.00	461.76	72,161.80	—	(22.53)
Telephone	8,680.20	—	—	17.52	—	75.33	2,303.59
Temporary Agency Staff	25,260.76	—	—	1,221.79	2,270.10	—	16,108.02
Travel	8,931.84	—	765.64	—	198.21	—	1,590.84
Utilities	3,038.31	39.20	52.00	439.44	495.62	151.18	1,223.52
Interest to Finova	—	—	—	—	—	—	—
Payroll Paid TTG	1,390,570.39	357,642.13	27,043.89	117,590.00	215,134.06	39,332.10	113,358.11
Payroll Paid SMC	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—
Voyager Payment	—	—	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—

Total Other Cash Disbursements	2,061,142.48	367,831.77	41,376.54	169,360.30	385,809.60	72,608.63	220,721.46

		—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	8,377,955.69	534,757.23	176,464.48	904,204.68	1,637,172.06	296,620.02	2,686,670.64

			—	—	—	—	—

	1,330,465.55	—	—	329,178.28	667,849.88	—	1,048,273.47

			—	—	—	—	—
Book Balance per bank rec.	1,330,465.55	—	—	329,178.28	667,849.88	—	1,048,273.47

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP		Case No.
Monthly Court Report for	October 17, 2003 –November 30, 2003
FED ID#

	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195	Operating	Payroll	Other	Total
Beginning Cash Position	28,328.90	73,103.08	(1,917,991.44)	(1,083,164.28)	—	—	(1,083,164.28)

	—	—	—		—	—	—
TICO Cash Collected	4,187,299.67	376,258.09	4,266.20	12,446,122.15	—	—	12,446,122.15
SM Cash Collected	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—
Other Income Collected	—	—	—	—	—	—	—

SUBTOTAL	4,187,299.67	376,258.09	4,266.20	12,446,122.15	—	—	12,446,122.15

	—	—	—	—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(4,187,299.67)	(376,258.09)	(4,266.20)	(12,446,122.15)	—	—	(12,446,122.15)
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,589,595.24	263,681.13	1,390,513.59	10,791,585.52	—	—	10,791,585.52
	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	1,589,595.24	263,681.13	1,390,513.59	10,791,585.52	—	—	10,791,585.52

	—	—	—	—
Cash Disbursements - Loans	—	—	—	—
	—	—	—	—
Loan Proceeds Checks	932,120.65	139,481.67	—	4,984,018.07			4,984,018.07
Expenses related to Loans	254,633.29	12,396.79	—	1,332,795.14			1,332,795.14

Subtotal - Loans	1,186,753.94	151,878.46	—	6,316,813.21			6,316,813.21

	—	—	—	—			—
	—	—	—	—			—
Cash Disbursements - Other	—	—	—	—			—
Advertising	—	752.57	73,205.72	77,341.84			77,341.84
Bank Charges	35.02	—	1,261.59	8,476.83	—	—	8,476.83
Claims Funding*	—	—	—	—			—
Company Auto	285.84	—	2,447.74	2,741.58	—	—	2,741.58
Computer Costs	4,371.67	—	296.62	9,121.73	—	—	9,121.73
Dues And Subscriptions	—	—	35.00	275.00	—	—	275.00
Employee Reimbursements - collections exp	19,953.33	3,884.82	35.00	91,821.40	—	—	91,821.40
Equipment Rental	1,755.08	307.54	431.46	9,145.31	—	—	9,145.31
Fixed Assets	—	—	—	1,249.31	—	—	1,249.31
Forms & Printing	1,544.63	—	5,517.65	9,505.53	—	—	9,505.53
Insurance	—	—	—	—	—	—	—
Meals & Entertainment	25.39	—	2,965.89	3,126.52	—	—	3,126.52
Miscellaneous	14,426.07	1,466.17	5,080.27	57,106.90	—	—	57,106.90
Office Expense	12,717.01	572.92	1,911.82	31,313.49	—	—	31,313.49
Postage	3,233.49	1,098.53	6,624.13	29,802.07	—	—	29,802.07
Prepaid Expenses	15,024.38	28,912.05	420.00	69,531.08	—	—	69,531.08
Prepaid Software ABS	2,248.27	354.99	216.66	10,077.10	—	—	10,077.10
Professional Fees-Ordinary Course	77.50	—	721.28	2,415.26	—	—	2,415.26
Rent	29,304.02	10,170.00	8,376.00	136,130.49	—	—	136,130.49
Repairs & Maintenance	315.03	—	—	798.01	—	—	798.01
Roadgard	—	—	—	—	—	—	—
Seminars & Meetings	—	—	109.14	(842.18)	—	—	(842.18)
Taxes & Licenses	808.43	—	704.25	75,523.71	—	—	75,523.71
Telephone	2,121.34	247.86	3,914.56	8,680.20	—	—	8,680.20
Temporary Agency Staff	5,660.85	—	—	25,260.76	—	—	25,260.76
Travel	515.19	188.73	5,673.23	8,931.84	—	—	8,931.84
Utilities	637.35	—	—	3,038.31	—	—	3,038.31
Interest to Finova	—	—	—	—	—	—	—
Payroll Paid TTG	316,110.31	32,244.94	172,114.85	—	1,390,570.39	—	1,390,570.39
Payroll Paid SMC	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—
Voyager Payment	—	—	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—

Total Other Cash Disbursements	431,170.20	80,201.12	292,062.86	670,572.09	1,390,570.39	—	2,061,142.48

	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,617,924.14	232,079.58	292,062.86	6,987,385.30	1,390,570.39	—	8,377,955.69

	—	—	—

	—	104,704.63	(819,540.71)	2,721,035.94	(1,390,570.39)	—	1,330,465.55

	—	—	—

Book Balance per bank rec.	—	104,704.63	(819,540.71)

In re:	Case No.		03-13196
TICO Credit Company of Alabama, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	534,757.23
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$534,757.23

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA		Case No.	03-13196	Case No.	03-13196
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#	57-1109035

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	28,538.12	—			15,197.34	13,340.78	28,538.12	—		28,538.12

	—							—	—	—
TICO Cash Collected	220,631.04	220,631.04					220,631.04	—	—	220,631.04
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	220,631.04	220,631.04	—	—			220,631.04	—	—	220,631.04

	—						—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(220,631.04)	(220,631.04)					(220,631.04)	—	—	(220,631.04)
GENERAL LEDGER DEPOSITS AND TRANSFERS	506,219.11	—	177,046.04	357,642.13	(15,197.34)	(13,271.72)	148,576.98	357,642.13	—	506,219.11
	—						—	—		—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	506,219.11	—	177,046.04	357,642.13	(15,197.34)	(13,271.72)	148,576.98	357,642.13	—	506,219.11

Cash Disbursements - Loans
Loan Proceeds Checks	160,809.45		160,809.45				160,809.45	—		160,809.45
Expenses related to Loans	6,116.01		6,116.01				6,116.01	—		6,116.01

Subtotal - Loans	166,925.46	—	166,925.46	—	—	—	166,925.46	—	—	166,925.46

Cash Disbursements - Other
Advertising	45.00		45.00				45.00	—		45.00
Bank Charges	69.06		—			69.06	69.06	—		69.06
Claims Funding*	—		—							—
Company Auto	—		—				—	—	—	—
Computer Costs	—		—				—	—	—	—
Dues And Subscriptions	19.00		19.00				19.00	—	—	19.00
Employee Reimbursements - collections exp	2,929.91		2,929.91				2,929.91	—	—	2,929.91
Equipment Rental	—		—				—	—	—	—
Fixed Assets	—		—				—	—	—	—
Forms & Printing	22.92		22.92				22.92	—	—	22.92
Insurance	—		—				—	—	—	—
Meals & Entertainment	—		—				—	—	—	—
Miscellaneous	1,603.74		1,603.74				1,603.74	—	—	1,603.74
Office Expense	1,263.86		1,263.86				1,263.86	—	—	1,263.86
Postage	610.29		610.29				610.29	—	—	610.29
Prepaid Expenses	1,050.00		1,050.00				1,050.00	—	—	1,050.00
Prepaid Software ABS	236.66		236.66				236.66	—	—	236.66
Professional Fees-Ordinary Course	—		—				—	—	—	—
Rent	1,050.00		1,050.00				1,050.00	—	—	1,050.00
Repairs & Maintenance	—		—				—	—	—	—
Roadgard	—		—				—	—	—	—
Seminars & Meetings	—		—				—	—	—	—
Taxes & Licenses	1,250.00		1,250.00				1,250.00	—	—	1,250.00
Telephone	—		—				—	—	—	—
Temporary Agency Staff	—		—				—	—	—	—
Travel	—		—				—	—	—	—
Utilities	39.20		39.20				39.20	—	—	39.20
Interest to Finova	—						—	—	—	—
Payroll Paid TTG	357,642.13			357,642.13			—	357,642.13	—	357,642.13
Payroll Paid SMC	—						—	—	—	—
Restructuring Officer	—						—	—	—	—
Insurance Renewal	—						—	—	—	—
Voyager Payment	—						—	—	—	—
Pre-Filing Prepays	—						—	—	—	—
Deposit to Lender	—						—	—	—	—
US Trustee	—						—	—	—	—
Bankruptcy Professionals	—						—	—	—	—
	—						—	—	—	—

Total Other Cash Disbursements	367,831.77	—	10,120.58	357,642.13	—	69.06	10,189.64	357,642.13	—	367,831.77

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	534,757.23	—	177,046.04	357,642.13	—	69.06	177,115.10	357,642.13	—	534,757.23

	—	—	—	—	0.00	0.00	—	—	—	—

Book Balance per bank rec.	—				0.00	0.00

In re:	Case No.		03-13199
TICO Credit Company of Georgia, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	176,464.48
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$176,464.48

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.		Case	#	03-13199	Case No.	03-13199
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#	57-1110723

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

	—						—	—	—
TICO Cash Collected	355,097.65	355,097.65				355,097.65	—	—	355,097.65
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	355,097.65	355,097.65	—	—		355,097.65	—	—	355,097.65

	—					—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(355,097.65)	(355,097.65)				(355,097.65)	—	—	(355,097.65)
GENERAL LEDGER DEPOSITS AND TRANSFERS	176,464.48		149,420.59	27,043.89		176,464.48	—	—	176,464.48
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	176,464.48	—	149,420.59	27,043.89		176,464.48	—	—	176,464.48

Cash Disbursements - Loans
Loan Proceeds Checks	124,517.24		124,517.24			124,517.24			124,517.24
Expenses related to Loans	10,570.70		10,570.70			10,570.70			10,570.70

Subtotal - Loans	135,087.94	—	135,087.94	—		135,087.94	—	—	135,087.94

Cash Disbursements - Other			—
Advertising	2,782.67		2,782.67			2,782.67			2,782.67
Bank Charges	—		—			—	—	—	—
Claims Funding*	—		—			—			—
Company Auto	8.00		8.00			8.00	—	—	8.00
Computer Costs	1,079.89		1,079.89			1,079.89	—	—	1,079.89
Dues And Subscriptions	—		—			—	—	—	—
Employee Reimbursements - collections exp	522.95		522.95			522.95	—	—	522.95
Equipment Rental	—		—			—	—	—	—
Fixed Assets	—		—			—	—	—	—
Forms & Printing	186.48		186.48			186.48	—	—	186.48
Insurance	—		—			—	—	—	—
Meals & Entertainment	38.90		38.90			38.90	—	—	38.90
Miscellaneous	1,445.69		1,445.69			1,445.69	—	—	1,445.69
Office Expense	453.83		453.83			453.83	—	—	453.83
Postage	318.27		318.27			318.27	—	—	318.27
Prepaid Expenses	1,625.00		1,625.00			1,625.00	—	—	1,625.00
Prepaid Software ABS	236.66		236.66			236.66	—	—	236.66
Professional Fees-Ordinary Course	65.00		65.00			65.00	—	—	65.00
Rent	4,556.67		4,556.67			4,556.67	—	—	4,556.67
Repairs & Maintenance	35.00		35.00			35.00	—	—	35.00
Roadgard	—		—			—	—	—	—
Seminars & Meetings	—		—			—	—	—	—
Taxes & Licenses	160.00		160.00			160.00	—	—	160.00
Telephone	—		—			—	—	—	—
Temporary Agency Staff	—		—			—	—	—	—
Travel	765.64		765.64			765.64	—	—	765.64
Utilities	52.00		52.00			52.00	—	—	52.00
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	27,043.89			27,043.89		27,043.89	—	—	27,043.89
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	41,376.54	—	14,332.65	27,043.89	—	41,376.54	—	—	41,376.54

							—	—	—

TOTAL ALL CASH DISBURSEMENTS	176,464.48	—	149,420.59	27,043.89	—	176,464.48	—	—	176,464.48

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.		03-13182
TICO Credit Company		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	904,204.68
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$904,204.68

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO - DELAWARE		Case No.	03-13182
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID #	74-2873274

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Fifth Third Bank 1050032006	BB&T 5181006058	BB&T 5180186451	BB&T 5180158407	Ohio Valley 8012564	First National Bank 5711347	PNC Bank 3004243118	National City 754211488
Beginning Cash Position	174,230.46	—	—	—	19,481.03	18,491.54	19,693.40	16,887.40	18,000.86	18,037.52	24,503.37	39,135.34

	—
TICO Cash Collected	1,199,453.89	1,199,453.89
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	1,199,453.89	1,199,453.89	—	—	—	—	—	—	—	—	—	—

	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(1,199,453.89)	(1,199,453.89)
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,059,152.50		784,438.13	117,590.00	17,082.87	14,766.64	18,545.03	21,005.73	16,777.65	20,265.53	15,176.99	33,503.93
	—
	—
	—
	—

Total Cash Receipts and Transfers	1,059,152.50	—	784,438.13	117,590.00	17,082.87	14,766.64	18,545.03	21,005.73	16,777.65	20,265.53	15,176.99	33,503.93

Cash Disbursements - Loans
Loan Proceeds Checks	649,520.11		649,520.11
Expenses related to Loans	85,324.27		85,324.27

Subtotal - Loans	734,844.38	—	734,844.38	—	—	—	—	—	—	—	—	—

			—
			—
Cash Disbursements - Other			—
Advertising			—
Bank Charges	2,176.55		—		109.17	319.80	263.03	169.29	61.54			1,253.72
Claims Funding*	—		—
Company Auto	—		—
Computer Costs	1,372.34		1,372.34
Dues And Subscriptions	—		—
Employee Reimbursements - collections exp	4,770.20		4,770.20
Equipment Rental	1,450.08		1,450.08
Fixed Assets	—		—
Forms & Printing	497.18		497.18
Insurance	—		—
Meals & Entertainment	34.10		34.10
Miscellaneous	12,178.41		12,178.41
Office Expense	3,107.64		3,107.64
Postage	4,099.75		4,099.75
Prepaid Expenses	4,326.81		4,326.81
Prepaid Software ABS	1,064.97		1,064.97
Professional Fees-Ordinary Course	924.00		924.00
Rent	14,249.35		14,249.35
Repairs & Maintenance	329.73		329.73
Roadgard	—		—
Seminars & Meetings	(951.32)		(951.32)
Taxes & Licenses	461.76		461.76
Telephone	17.52		17.52
Temporary Agency Staff	1,221.79		1,221.79
Travel	—		—
Utilities	439.44		439.44
Interest to Finova	—
Payroll Paid TTG	117,590.00			117,590.00
Payroll Paid SMC	—
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	169,360.30	—	49,593.75	117,590.00	109.17	319.80	263.03	169.29	61.54	—	—	1,253.72

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	904,204.68	—	784,438.13	117,590.00	109.17	319.80	263.03	169.29	61.54	—	—	1,253.72

	329,178.28	—	—	—	36,454.73	32,938.38	37,975.40	37,723.84	34,716.97	38,303.05	39,680.36	71,385.55

Book Balance per bank rec.	329,178.28		—		36,454.73	32,938.38	37,975.40	37,723.84	34,716.97	38,303.05	39,680.36	71,385.55

THE THAXTON GROUP
Cash Disbursements for TICO - DELAWARE		Case No.	03-13182
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID #	74-2873274

		Operating	Payroll	Other	Total

Beginning Cash Position		174,230.46	—	—	174,230.46

			—	—	—
TICO Cash Collected		1,199,453.89	—	—	1,199,453.89
SM Cash Collected		—	—	—	—
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		—	—	—	—

SUBTOTAL		1,199,453.89	—	—	1,199,453.89

		—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS		(1,199,453.89)	—	—	(1,199,453.89)
GENERAL LEDGER DEPOSITS AND TRANSFERS		1,059,152.50	—	—	1,059,152.50
		—	—	—	—
		—	—	—	—
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers		1,059,152.50	—	—	1,059,152.50

Cash Disbursements - Loans
Loan Proceeds Checks		649,520.11			649,520.11
Expenses related to Loans		85,324.27			85,324.27

Subtotal - Loans		734,844.38	—	—	734,844.38

		—
Cash Disbursements - Other		—
Advertising		—	—	—	—
Bank Charges		2,176.55	—	—	2,176.55
Claims Funding*		—	—	—	—
Company Auto		—	—	—	—
Computer Costs		1,372.34	—	—	1,372.34
Dues And Subscriptions		—	—	—	—
Employee Reimbursements - collections exp		4,770.20	—	—	4,770.20
Equipment Rental		1,450.08	—	—	1,450.08
Fixed Assets		—	—	—	—
Forms & Printing		497.18	—	—	497.18
Insurance		—	—	—	—
Meals & Entertainment		34.10	—	—	34.10
Miscellaneous		12,178.41	—	—	12,178.41
Office Expense		3,107.64	—	—	3,107.64
Postage		4,099.75	—	—	4,099.75
Prepaid Expenses		4,326.81	—	—	4,326.81
Prepaid Software ABS		1,064.97	—	—	1,064.97
Professional Fees-Ordinary Course		924.00	—	—	924.00
Rent		14,249.35	—	—	14,249.35
Repairs & Maintenance		329.73	—	—	329.73
Roadgard		—	—	—	—
Seminars & Meetings		(951.32)	—	—	(951.32)
Taxes & Licenses		461.76	—	—	461.76
Telephone		17.52	—	—	17.52
Temporary Agency Staff		1,221.79	—	—	1,221.79
Travel		—	—	—	—
Utilities		439.44	—	—	439.44
Interest to Finova		—	—	—	—
Payroll Paid TTG		117,590.00	—	—	117,590.00
Payroll Paid SMC		—	—	—	—
Restructuring Officer		—	—	—	—
Insurance Renewal		—	—	—	—
Voyager Payment		—	—	—	—
Pre-Filing Prepays		—	—	—	—
Deposit to Lender		—	—	—	—
US Trustee		—	—	—	—
Bankruptcy Professionals		—	—	—	—
Other		—	—	—	—

Total Other Cash Disbursements	—	169,360.30	—	—	169,360.30

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	904,204.68	—	—	904,204.68

	—	329,178.28	—	—	329,178.28

Book Balance per bank rec.

In re:	Case No.		03-13201
TICO Credit Company		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,637,172.06
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,637,172.06

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No.	03-13201
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#	64-0560143

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bancorp South 60564051	Bank of New Albany 191505601	Community 6720213	Cornerstone Bank 103127	First American 116866	First Security 131849	First State Bank 17098233	Mechanics 50200035	Merchants & Farmers 280046523	Peoples 500223999
Beginning Cash Position	257,894.12				14,204.24	14,324.97	17,559.96	12,150.81	13,414.38	15,470.39	14,949.07	13,300.04	17,878.72	10,773.00

	—
TICO Cash Collected	2,210,921.57	2,210,921.57
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,210,921.57	2,210,921.57	—	—	—	—	—	—	—	—	—	—	—	—

	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(2,210,921.57)	(2,210,921.57)
GENERAL LEDGER DEPOSITS AND TRANSFERS	2,047,127.82		1,422,038.00	215,134.06	24,558.54	19,751.11	19,493.75	26,313.74	20,046.65	17,062.69	21,996.67	36,649.86	21,296.95	21,104.31
	—
	—
	—
	—

Total Cash Receipts and Transfers	2,047,127.82	—	1,422,038.00	215,134.06	24,558.54	19,751.11	19,493.75	26,313.74	20,046.65	17,062.69	21,996.67	36,649.86	21,296.95	21,104.31

Cash Disbursements - Loans
Loan Proceeds Checks	1,157,311.58		1,157,311.58
Expenses related to Loans	94,050.88		94,050.88

Subtotal - Loans	1,251,362.46	—	1,251,362.46	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—
Advertising	555.88		555.88
Bank Charges	—		—
Claims Funding*	—		—
Company Auto	—		—
Computer Costs	998.02		998.02
Dues And Subscriptions	221.00		221.00
Employee Reimbursements - collections exp	19,893.71		19,893.71
Equipment Rental	3,716.11		3,716.11
Fixed Assets	1,248.31		1,248.31
Forms & Printing	903.21		903.21
Insurance	—		—
Meals & Entertainment	—		—
Miscellaneous	10,858.66		10,858.66
Office Expense	4,959.38		4,959.38
Postage	10,352.37		10,352.37
Prepaid Expenses	13,615.23		13,615.23
Prepaid Software ABS	2,405.59		2,405.59
Professional Fees-Ordinary Course	528.48		528.48
Rent	25,178.30		25,178.30
Repairs & Maintenance	115.56		115.56
Roadgard	—		—
Seminars & Meetings	—		—
Taxes & Licenses	72,161.80		72,161.80
Telephone	—		—
Temporary Agency Staff	2,270.10		2,270.10
Travel	198.21		198.21
Utilities	495.62		495.62
Interest to Finova	—
Payroll Paid TTG	215,134.06			215,134.06
Payroll Paid SMC	—
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
	—

Total Other Cash Disbursements	385,809.60	—	170,675.54	215,134.06	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,637,172.06	—	1,422,038.00	215,134.06	—	—	—	—	—	—	—	—	—	—

	667,849.88	—	—	—	38,762.78	34,076.08	37,053.71	38,464.55	33,461.03	32,533.08	36,945.74	49,949.90	39,175.67	31,877.31

Book Balance per bank rec.	667,849.88				38,762.78	34,076.08	37,053.71	38,464.55	33,461.03	32,533.08	36,945.74	49,949.90	39,175.67	31,877.31

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No.	03-13201
Monthly Court Report for
FED ID#

	Peoples 299227	Peoples 350212025	Planters 4800128504	Trustmark 8600130400	Trustmark 8900017343	Trustmark 8600146129	Trustmark 316885306	Union Planters 9000220556		Operating	Payroll	Other	Total
Beginning Cash Position	17,218.44	13,485.68	16,323.86	12,736.23	11,877.19	13,562.82	13,811.65	14,852.67		257,894.12			257,894.12

											—	—	—
TICO Cash Collected										2,210,921.57	—	—	2,210,921.57
SM Cash Collected										—	—	—	—
TIG Cash Collected										—	—	—	—
TPF Cash Collected										—	—	—	—
TCL Cash Collected										—	—	—	—
Other Income Collected										—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	2,210,921.57	—	—	2,210,921.57

										—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS										(2,210,921.57)	—	—	(2,210,921.57)
GENERAL LEDGER DEPOSITS AND TRANSFERS	21,613.90	32,603.83	14,304.09	17,431.88	40,849.50	15,690.14	14,435.89	24,752.26		2,047,127.82	—	—	2,047,127.82
										—		—	—
										—	—	—	—
										—	—	—	—
										—	—	—	—

Total Cash Receipts and Transfers	21,613.90	32,603.83	14,304.09	17,431.88	40,849.50	15,690.14	14,435.89	24,752.26	—	2,047,127.82	—	—	2,047,127.82

Cash Disbursements - Loans
Loan Proceeds Checks										1,157,311.58	—	—	1,157,311.58
Expenses related to Loans										94,050.88	—	—	94,050.88

Subtotal - Loans	—	—	—	—	—	—	—	—		1,251,362.46	—	—	1,251,362.46

Cash Disbursements - Other
Advertising										555.88	—	—	555.88
Bank Charges										—	—	—	—
Claims Funding*										—	—	—	—
Company Auto										—	—	—	—
Computer Costs										998.02	—	—	998.02
Dues And Subscriptions										221.00	—	—	221.00
Employee Reimbursements - collections exp										19,893.71	—	—	19,893.71
Equipment Rental										3,716.11	—	—	3,716.11
Fixed Assets										1,248.31	—	—	1,248.31
Forms & Printing										903.21	—	—	903.21
Insurance										—	—	—	—
Meals & Entertainment										—	—	—	—
Miscellaneous										10,858.66	—	—	10,858.66
Office Expense										4,959.38	—	—	4,959.38
Postage										10,352.37	—	—	10,352.37
Prepaid Expenses										13,615.23	—	—	13,615.23
Prepaid Software ABS										2,405.59	—	—	2,405.59
Professional Fees-Ordinary Course										528.48	—	—	528.48
Rent										25,178.30	—	—	25,178.30
Repairs & Maintenance										115.56	—	—	115.56
Roadgard										—	—	—	—
Seminars & Meetings										—	—	—	—
Taxes & Licenses										72,161.80	—	—	72,161.80
Telephone										—	—	—	—
Temporary Agency Staff										2,270.10	—	—	2,270.10
Travel										198.21	—	—	198.21
Utilities										495.62	—	—	495.62
Interest to Finova										—	—	—	—
Payroll Paid TTG										215,134.06	—	—	215,134.06
Payroll Paid SMC										—	—	—	—
Restructuring Officer										—	—	—	—
Insurance Renewal										—	—	—	—
Voyager Payment										—	—	—	—
Pre-Filing Prepays										—	—	—	—
Deposit to Lender										—	—	—	—
US Trustee										—	—	—	—
Bankruptcy Professionals										—	—	—	—
										—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—		385,809.60	—	—	385,809.60

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—		1,637,172.06	—	—	1,637,172.06

	38,832.34	46,089.51	30,627.95	30,168.11	52,726.69	29,252.96	28,247.54	39,604.93		667,849.88	—	—	667,849.88

Book Balance per bank rec.	38,832.34	46,089.51	30,627.95	30,168.11	52,726.69	29,252.96	28,247.54	39,604.93

In re:	Case No.		03-13193
TICO Credit Company of North Carolina, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	296,620.02
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$296,620.02

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC	Case No.	03-13193	Case No.	03-13193
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#	56-2058522

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

	—						—	—	—
TICO Cash Collected	622,521.56	622,521.56				622,521.56	—	—	622,521.56
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	622,521.56	622,521.56	—	—		622,521.56	—	—	622,521.56

	—					—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(622,521.56)	(622,521.56)				(622,521.56)	—	—	(622,521.56)
GENERAL LEDGER DEPOSITS AND TRANSFERS	296,620.02		257,287.92	39,332.10		296,620.02	—	—	296,620.02
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	296,620.02	—	257,287.92	39,332.10		296,620.02	—	—	296,620.02

Cash Disbursements - Loans
	—
Loan Proceeds Checks	214,578.79		214,578.79			214,578.79	—	—	214,578.79
Expenses related to Loans	9,432.60		9,432.60			9,432.60	—	—	9,432.60

Subtotal - Loans	224,011.39	—	224,011.39	—		224,011.39	—	—	224,011.39

			—
			—
Cash Disbursements - Other			—
Advertising			—
Bank Charges	—		—			—	—	—	—
Claims Funding*	—		—
Company Auto	—		—			—	—	—	—
Computer Costs	—		—			—	—	—	—
Dues And Subscriptions	—		—			—	—	—	—
Employee Reimbursements - collections exp	191.08		191.08			191.08	—	—	191.08
Equipment Rental	149.30		149.30			149.30	—	—	149.30
Fixed Assets	1.00		1.00			1.00	—	—	1.00
Forms & Printing	833.46		833.46			833.46	—	—	833.46
Insurance	—		—			—	—	—	—
Meals & Entertainment	—		—			—	—	—	—
Miscellaneous	949.23		949.23			949.23	—	—	949.23
Office Expense	1,151.82		1,151.82			1,151.82	—	—	1,151.82
Postage	—		—			—	—	—	—
Prepaid Expenses	1,250.00		1,250.00			1,250.00	—	—	1,250.00
Prepaid Software ABS	2,366.66		2,366.66			2,366.66	—	—	2,366.66
Professional Fees-Ordinary Course	—		—			—	—	—	—
Rent	26,157.47		26,157.47			26,157.47	—	—	26,157.47
Repairs & Maintenance	—		—			—	—	—	—
Roadgard	—		—			—	—	—	—
Seminars & Meetings	—		—			—	—	—	—
Taxes & Licenses	—		—			—	—	—	—
Telephone	75.33		75.33			75.33	—	—	75.33
Temporary Agency Staff	—		—			—	—	—	—
Travel	—		—			—	—	—	—
Utilities	151.18		151.18			151.18	—	—	151.18
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	39,332.10			39,332.10		39,332.10	—	—	39,332.10
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	72,608.63	—	33,276.53	39,332.10	—	72,608.63	—	—	72,608.63

							—	—	—

TOTAL ALL CASH DISBURSEMENTS	296,620.02	—	257,287.92	39,332.10	—	296,620.02	—	—	296,620.02

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No.		03-13200
Modern Finance dba TICO Credit Company		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,686,670.64
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,686,670.64

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD		Case No.	03-13200	Case No.	03-13200
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#	31-4256360

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Huntington 1891797929 1892244879	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	272,732.48				162,491.99	110,240.49	272,732.48	—	—	272,732.48

	—							—	—	—
TICO Cash Collected	3,269,672.48	3,269,672.48					3,269,672.48	—	—	3,269,672.48
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	3,269,672.48	3,269,672.48	—	—	—	—	3,269,672.48	—	—	3,269,672.48

	—						—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(3,269,672.48)	(3,269,672.48)					(3,269,672.48)	—	—	(3,269,672.48)
GENERAL LEDGER DEPOSITS AND TRANSFERS	3,462,211.63		2,568,377.92	113,358.11	194,108.43	586,367.17	3,462,211.63	—	—	3,462,211.63
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	3,462,211.63	—	2,568,377.92	113,358.11	194,108.43	586,367.17	3,462,211.63	—	—	3,462,211.63

Cash Disbursements - Loans
Loan Proceeds Checks	1,605,678.58		1,605,678.58				1,605,678.58	—	—	1,605,678.58
Expenses related to Loans	860,270.60		860,270.60				860,270.60	—	—	860,270.60

Subtotal - Loans	2,465,949.18	—	2,465,949.18	—	—	—	2,465,949.18	—	—	2,465,949.18

Cash Disbursements - Other
Advertising			535.00
Bank Charges	4,934.61		—			4,934.61	4,934.61	—	—	4,934.61
Claims Funding*	—		—							—
Company Auto	—		—				—	—	—	—
Computer Costs	1,003.19		1,003.19				1,003.19	—	—	1,003.19
Dues And Subscriptions	—		—				—	—	—	—
Employee Reimbursements - collections exp	39,640.40		39,640.40				39,640.40	—	—	39,640.40
Equipment Rental	1,335.74		1,335.74				1,335.74	—	—	1,335.74
Fixed Assets	—		—				—	—	—	—
Forms & Printing	—		—				—	—	—	—
Insurance	—		—				—	—	—	—
Meals & Entertainment	62.24		62.24				62.24	—	—	62.24
Miscellaneous	9,098.66		9,098.66				9,098.66	—	—	9,098.66
Office Expense	5,175.21		5,175.21				5,175.21	—	—	5,175.21
Postage	3,465.24		3,465.24				3,465.24	—	—	3,465.24
Prepaid Expenses	3,307.61		3,307.61				3,307.61	—	—	3,307.61
Prepaid Software ABS	946.64		946.64				946.64	—	—	946.64
Professional Fees - Ordinary Course	99.00		99.00				99.00	—	—	99.00
Rent	17,088.68		17,088.68				17,088.68	—	—	17,088.68
Repairs & Maintenance	2.69		2.69				2.69	—	—	2.69
Roadgard	—		—				—	—	—	—
Seminars & Meetings	—		—				—	—	—	—
Taxes & Licenses	(22.53)		(22.53)				(22.53)	—	—	(22.53)
Telephone	2,303.59		2,303.59				2,303.59	—	—	2,303.59
Temporary Agency Staff	16,108.02		16,108.02				16,108.02	—	—	16,108.02
Travel	1,590.84		1,590.84				1,590.84	—	—	1,590.84
Utilities	1,223.52		1,223.52				1,223.52	—	—	1,223.52
Interest to Finova	—						—	—	—	—
Payroll Paid TTG	113,358.11			113,358.11			113,358.11	—	—	113,358.11
Payroll Paid SMC	—						—	—	—	—
Restructuring Officer	—						—	—	—	—
Insurance Renewal	—						—	—	—	—
Voyager Payment	—						—	—	—	—
Pre-Filing Prepays	—						—	—	—	—
Deposit to Lender	—						—	—	—	—
US Trustee	—						—	—	—	—
Bankruptcy Professionals	—						—	—	—	—
	—						—	—	—	—

Total Other Cash Disbursements	220,721.46	—	102,428.74	113,358.11	—	4,934.61	220,721.46	—	—	220,721.46

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,686,670.64	—	2,568,377.92	113,358.11	—	4,934.61	2,686,670.64	—	—	2,686,670.64

	1,048,273.47	—	—	—	356,600.42	691,673.05	1,048,273.47	—	—	1,048,273.47

Book Balance per bank rec.	1,048,273.47				356,600.42	691,673.05

In re:	Case No.		03-13191
TICO Credit Company, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,617,924.14
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,617,924.14

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC		Case No.	03-13191	Case No.	03-13191
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#	58-2358372

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	FIRST CITIZENS 150000209001	FIRST CITIZENS 560004054601	SC Bank & Trust 850065202		Operating	Payroll	Other	Total
Beginning Cash Position	28,328.90				11,363.39	1,431.22	15,534.29		28,328.90	—	—	28,328.90

	—									—	—	—
TICO Cash Collected	4,187,299.67	4,187,299.67							4,187,299.67	—	—	4,187,299.67
SM Cash Collected	—								—	—	—	—
TIG Cash Collected	—								—	—	—	—
TPF Cash Collected	—								—	—	—	—
TCL Cash Collected	—								—	—	—	—
Other Income Collected	—								—	—	—	—

SUBTOTAL	4,187,299.67	4,187,299.67	—	—	—	—	—		4,187,299.67	—	—	4,187,299.67

	—								—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(4,187,299.67)	(4,187,299.67)			—				(4,187,299.67)	—	—	(4,187,299.67)
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,589,595.24		1,301,788.81	316,110.31	(11,363.39)	(1,431.22)	(15,509.27)		1,273,484.93	316,110.31	—	1,589,595.24
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers	1,589,595.24	—	1,301,788.81	316,110.31	(11,363.39)	(1,431.22)	(15,509.27)		1,273,484.93	316,110.31	—	1,589,595.24

Cash Disbursements - Loans
Loan Proceeds Checks	932,120.65		932,120.65						932,120.65	—	—	932,120.65
Expenses related to Loans	254,633.29		254,633.29						254,633.29	—	—	254,633.29

Subtotal - Loans	1,186,753.94	—	1,186,753.94	—	—	—	—		1,186,753.94	—	—	1,186,753.94

			—
			—
Cash Disbursements - Other			—
Advertising			—
Bank Charges	35.02		10.00				25.02		35.02	—	—	35.02
Claims Funding*	—		—						—	—	—	—
Company Auto	285.84		285.84						285.84	—	—	285.84
Computer Costs	4,371.67		4,371.67						4,371.67	—	—	4,371.67
Dues And Subscriptions	—		—						—	—	—	—
Employee Reimbursements - collections exp	19,953.33		19,953.33						19,953.33	—	—	19,953.33
Equipment Rental	1,755.08		1,755.08						1,755.08	—	—	1,755.08
Fixed Assets	—		—						—	—	—	—
Forms & Printing	1,544.63		1,544.63						1,544.63	—	—	1,544.63
Insurance	—		—						—	—	—	—
Meals & Entertainment	25.39		25.39						25.39	—	—	25.39
Miscellaneous	14,426.07		14,426.07						14,426.07	—	—	14,426.07
Office Expense	12,717.01		12,717.01						12,717.01	—	—	12,717.01
Postage	3,233.49		3,233.49						3,233.49	—	—	3,233.49
Prepaid Expenses	15,024.38		15,024.38						15,024.38	—	—	15,024.38
Prepaid Software ABS	2,248.27		2,248.27						2,248.27	—	—	2,248.27
Professional Fees - Ordinary Course	77.50		77.50						77.50	—	—	77.50
Rent	29,304.02		29,304.02						29,304.02	—	—	29,304.02
Repairs & Maintenance	315.03		315.03						315.03	—	—	315.03
Roadgard	—		—						—	—	—	—
Seminars & Meetings	—		—						—	—	—	—
Taxes & Licenses	808.43		808.43						808.43	—	—	808.43
Telephone	2,121.34		2,121.34						2,121.34	—	—	2,121.34
Temporary Agency Staff	5,660.85		5,660.85						5,660.85	—	—	5,660.85
Travel	515.19		515.19						515.19	—	—	515.19
Utilities	637.35		637.35						637.35	—	—	637.35
Interest to Finova	—								—	—	—	—
Payroll Paid TTG	316,110.31			316,110.31					—	316,110.31	—	316,110.31
Payroll Paid SMC	—								—	—	—	—
Restructuring Officer	—								—	—	—	—
Insurance Renewal	—								—	—	—	—
Voyager Payment	—								—	—	—	—
Pre-Filing Prepays	—								—	—	—	—
Deposit to Lender	—								—	—	—	—
US Trustee	—								—	—	—	—
Bankruptcy Professionals	—								—	—	—	—
	—								—	—	—	—

Total Other Cash Disbursements	431,170.20	—	115,034.87	316,110.31	—	—	25.02	—	115,059.89	316,110.31	—	431,170.20

											—	—

TOTAL ALL CASH DISBURSEMENTS	1,617,924.14	—	1,301,788.81	316,110.31	—	—	25.02	—	1,301,813.83	316,110.31	—	1,617,924.14

	—	—	—	—	—	—	0.00	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.		03-13203
TICO Credit Company		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	232,079.58
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$232,079.58

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE	Case No.	03-13203	Case No.	03-13203
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#	75-2714829

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	BancorpSouth 252190	First Federal 163323989	Trustmark 6500197556	Operating	Payroll	Other	Total
Beginning Cash Position	73,103.08				32,291.84	28,597.44	12,213.80	73,103.08	—	—	73,103.08

	—							—	—	—	—
TICO Cash Collected	376,258.09	376,258.09						376,258.09	—	—	376,258.09
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	376,258.09	376,258.09	—	—	—	—	—	376,258.09	—	—	376,258.09

	—							—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(376,258.09)	(376,258.09)						(376,258.09)	—	—	(376,258.09)
GENERAL LEDGER DEPOSITS AND TRANSFERS	263,681.13		199,834.64	32,244.94	4,497.47	7,262.19	19,841.89	263,681.13	—	—	263,681.13
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	263,681.13	—	199,834.64	32,244.94	4,497.47	7,262.19	19,841.89	263,681.13	—	—	263,681.13

								—
Cash Disbursements - Loans								—
								—
Loan Proceeds Checks	139,481.67		139,481.67					139,481.67	—	—	139,481.67
Expenses related to Loans	12,396.79		12,396.79					12,396.79	—	—	12,396.79

Subtotal - Loans	151,878.46	—	151,878.46	—	—	—	—	151,878.46	—	—	151,878.46

								—
								—
Cash Disbursements - Other								—
Advertising	752.57		752.57					752.57	—	—	752.57
Bank Charges	—		—					—	—	—	—
Claims Funding*	—		—					—	—	—	—
Company Auto	—		—					—	—	—	—
Computer Costs	—		—					—	—	—	—
Dues And Subscriptions	—		—					—	—	—	—
Employee Reimbursements - collections exp	3,884.82		3,884.82					3,884.82	—	—	3,884.82
Equipment Rental	307.54		307.54					307.54	—	—	307.54
Fixed Assets	—		—					—	—	—	—
Forms & Printing	—		—					—	—	—	—
Insurance	—		—					—	—	—	—
Meals & Entertainment	—		—					—	—	—	—
Miscellaneous	1,466.17		1,466.17					1,466.17	—	—	1,466.17
Office Expense	572.92		572.92					572.92	—	—	572.92
Postage	1,098.53		1,098.53					1,098.53	—	—	1,098.53
Prepaid Expenses	28,912.05		28,912.05					28,912.05	—	—	28,912.05
Prepaid Software ABS	354.99		354.99					354.99	—	—	354.99
Professional Fees-Ordinary Course	—		—					—	—	—	—
Rent	10,170.00		10,170.00					10,170.00	—	—	10,170.00
Repairs & Maintenance	—		—					—	—	—	—
Roadgard	—		—					—	—	—	—
Seminars & Meetings	—		—					—	—	—	—
Taxes & Licenses	—		—					—	—	—	—
Telephone	247.86		247.86					247.86	—	—	247.86
Temporary Agency Staff	—		—					—	—	—	—
Travel	188.73		188.73					188.73	—	—	188.73
Utilities	—		—					—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	32,244.94			32,244.94				32,244.94	—	—	32,244.94
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	80,201.12	—	47,956.18	32,244.94	—	—	—	80,201.12	—	—	80,201.12

TOTAL ALL CASH DISBURSEMENTS	232,079.58	—	199,834.64	32,244.94	—	—	—	232,079.58	—	—	232,079.58

	104,704.63	—	—	—	36,789.31	35,859.63	32,055.69	104,704.63	—	—	104,704.63

Book Balance per bank rec.	104,704.63				36,789.31	35,859.63	32,055.69

In re:	Case No.		03-13195
TICO Credit Corporation		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	292,062.86
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$292,062.86

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC	Case	#	03-13195	Case No.	03-13195
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#	56-2258083

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(1,917,991.44)	—	(1,917,991.44)			(1,917,991.44)	—		(1,917,991.44)

	—						—	—	—
TICO Cash Collected	4,266.20	4,266.20				4,266.20	—	—	4,266.20
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	4,266.20	4,266.20	—	—		4,266.20	—	—	4,266.20

	—					—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(4,266.20)	(4,266.20)				(4,266.20)	—	—	(4,266.20)
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,390,513.59		1,218,398.74	172,114.85		1,218,398.74	172,114.85	—	1,390,513.59
	—					—		—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,390,513.59	—	1,218,398.74	172,114.85	—	1,218,398.74	172,114.85	—	1,390,513.59

Cash Disbursements - Loans
Loan Proceeds Checks			—
Expenses related to Loans			—

Subtotal - Loans	—	—	—	—		—	—	—	—

			—
			—				—
Cash Disbursements - Other			—				—		—
Advertising	73,205.72		73,205.72			73,205.72	—		73,205.72
Bank Charges	1,261.59		1,261.59			1,261.59	—		1,261.59
Claims Funding*	—		—			—	—		—
Company Auto	2,447.74		2,447.74			2,447.74	—	—	2,447.74
Computer Costs	296.62		296.62			296.62	—	—	296.62
Dues And Subscriptions	35.00		35.00			35.00	—	—	35.00
Employee Reimbursements - collections exp	35.00		35.00			35.00	—	—	35.00
Equipment Rental	431.46		431.46			431.46	—	—	431.46
Fixed Assets	—		—			—	—	—	—
Forms & Printing	5,517.65		5,517.65			5,517.65	—	—	5,517.65
Insurance	—		—			—	—	—	—
Meals & Entertainment	2,965.89		2,965.89			2,965.89	—	—	2,965.89
Miscellaneous	5,080.27		5,080.27			5,080.27	—	—	5,080.27
Office Expense	1,911.82		1,911.82			1,911.82	—	—	1,911.82
Postage	6,624.13		6,624.13			6,624.13	—	—	6,624.13
Prepaid Expenses	420.00		420.00			420.00	—	—	420.00
Prepaid Software ABS	216.66		216.66			216.66	—	—	216.66
Professional Fees-Ordinary Course	721.28		721.28			721.28	—	—	721.28
Rent	8,376.00		8,376.00			8,376.00	—	—	8,376.00
Repairs & Maintenance	—		—			—	—	—	—
Roadgard	—		—			—	—	—	—
Seminars & Meetings	109.14		109.14			109.14	—	—	109.14
Taxes & Licenses	704.25		704.25			704.25	—	—	704.25
Telephone	3,914.56		3,914.56			3,914.56	—	—	3,914.56
Temporary Agency Staff	—		—			—	—	—	—
Travel	5,673.23		5,673.23			5,673.23	—	—	5,673.23
Utilities	—		—			—	—	—	—
Interest to Finova			—			—	—	—	—
Payroll Paid TTG	172,114.85		—	172,114.85		—	172,114.85	—	172,114.85
Payroll Paid SMC			—			—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee			—			—	—	—	—
Bankruptcy Professionals			—			—	—	—	—
			—			—	—	—	—

Total Other Cash Disbursements	292,062.86	—	119,948.01	172,114.85	—	119,948.01	172,114.85	—	292,062.86

TOTAL ALL CASH DISBURSEMENTS	292,062.86	—	119,948.01	172,114.85	—	119,948.01	172,114.85	—	292,062.86

	(819,540.71)	—	(819,540.71)	—	—	(819,540.71)	—	—	(819,540.71)

Book Balance per bank rec.	(819,540.71)		(819,540.71)	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS	WACHOVIA #2000014825101	WACHOVIA #2000014826087	Case No.	-
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(1,917,991.44)	—	—							(1,917,991.44)	(1,917,991.44)	—	—	(1,917,991.44)

	—	—	—	—	—	—	—	—	—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	—	—	—	—	—	—	—	—	—	—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	—										—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	10,934,315.75	534,688.17	176,464.48	902,028.13	1,637,172.06	296,620.02	2,682,271.03	1,617,899.12	232,079.58	2,855,093.16	10,934,315.75	—	—	10,934,315.75
Outstanding Checks	—	—	—	—	—	—	—	—	—	—	—	—	—	—
WACHOVIA #2000014825101	(194,706.92)	—	—	—	—	—	—	—	—	(194,706.92)	(194,706.92)	—	—	(194,706.92)
WACHOVIA #2000014826087	(1,269,872.65)	—	—	—	—	—	—	—	—	(1,269,872.65)	(1,269,872.65)	—	—	(1,269,872.65)
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	9,469,736.18	534,688.17	176,464.48	902,028.13	1,637,172.06	296,620.02	2,682,271.03	1,617,899.12	232,079.58	1,390,513.59	9,469,736.18	—	—	9,469,736.18

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	4,984,018.07	160,809.45	124,517.24	649,520.11	1,157,311.58	214,578.79	1,605,678.58	932,120.65	139,481.67	—	4,984,018.07			4,984,018.07
Expenses related to Loans	1,332,795.14	6,116.01	10,570.70	85,324.27	94,050.88	9,432.60	860,270.60	254,633.29	12,396.79	—	1,332,795.14			1,332,795.14

Subtotal - Loans	6,316,813.21	166,925.46	135,087.94	734,844.38	1,251,362.46	224,011.39	2,465,949.18	1,186,753.94	151,878.46	—	6,316,813.21			6,316,813.21

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—	—	—			—
Advertising	77,876.84	45.00	2,782.67	—	555.88	—	535.00	—	752.57	73,205.72	77,876.84			77,876.84
Bank Charges	1,271.59	—	—	—	—	—	—	10.00	—	1,261.59	1,271.59	—	—	1,271.59
Claims Funding*	—	—	—	—	—	—	—	—	—	—	—			—
Company Auto	2,741.58	—	8.00	—	—	—	—	285.84	—	2,447.74	2,741.58	—	—	2,741.58
Computer Costs	9,121.73	—	1,079.89	1,372.34	998.02	—	1,003.19	4,371.67	—	296.62	9,121.73	—	—	9,121.73
Dues And Subscriptions	275.00	19.00	—	—	221.00	—	—	—	—	35.00	275.00	—	—	275.00
Employee Reimbursements - collections exp	91,821.40	2,929.91	522.95	4,770.20	19,893.71	191.08	39,640.40	19,953.33	3,884.82	35.00	91,821.40	—	—	91,821.40
Equipment Rental	9,145.31	—	—	1,450.08	3,716.11	149.30	1,335.74	1,755.08	307.54	431.46	9,145.31	—	—	9,145.31
Fixed Assets	1,249.31	—	—	—	1,248.31	1.00	—	—	—	—	1,249.31	—	—	1,249.31
Forms & Printing	9,505.53	22.92	186.48	497.18	903.21	833.46	—	1,544.63	—	5,517.65	9,505.53	—	—	9,505.53
Insurance	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Meals & Entertainment	3,126.52	—	38.90	34.10	—	—	62.24	25.39	—	2,965.89	3,126.52	—	—	3,126.52
Miscellaneous	57,106.90	1,603.74	1,445.69	12,178.41	10,858.66	949.23	9,098.66	14,426.07	1,466.17	5,080.27	57,106.90	—	—	57,106.90
Office Expense	31,313.49	1,263.86	453.83	3,107.64	4,959.38	1,151.82	5,175.21	12,717.01	572.92	1,911.82	31,313.49	—	—	31,313.49
Postage	29,802.07	610.29	318.27	4,099.75	10,352.37	—	3,465.24	3,233.49	1,098.53	6,624.13	29,802.07	—	—	29,802.07
Prepaid Expenses	69,531.08	1,050.00	1,625.00	4,326.81	13,615.23	1,250.00	3,307.61	15,024.38	28,912.05	420.00	69,531.08	—	—	69,531.08
Prepaid Software ABS	10,077.10	236.66	236.66	1,064.97	2,405.59	2,366.66	946.64	2,248.27	354.99	216.66	10,077.10	—	—	10,077.10
Professional Fees-Ordinary Course	2,415.26	—	65.00	924.00	528.48	—	99.00	77.50	—	721.28	2,415.26	—	—	2,415.26
Rent	136,130.49	1,050.00	4,556.67	14,249.35	25,178.30	26,157.47	17,088.68	29,304.02	10,170.00	8,376.00	136,130.49	—	—	136,130.49
Repairs & Maintenance	798.01	—	35.00	329.73	115.56	—	2.69	315.03	—	—	798.01	—	—	798.01
Roadgard	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	(842.18)	—	—	(951.32)	—	—	—	—	—	109.14	(842.18)	—	—	(842.18)
Taxes & Licenses	75,523.71	1,250.00	160.00	461.76	72,161.80	—	(22.53)	808.43	—	704.25	75,523.71	—	—	75,523.71
Telephone	8,680.20	—	—	17.52	—	75.33	2,303.59	2,121.34	247.86	3,914.56	8,680.20	—	—	8,680.20
Temporary Agency Staff	25,260.76	—	—	1,221.79	2,270.10	—	16,108.02	5,660.85	—	—	25,260.76	—	—	25,260.76
Travel	8,931.84	—	765.64	—	198.21	—	1,590.84	515.19	188.73	5,673.23	8,931.84	—	—	8,931.84
Utilities	3,038.31	39.20	52.00	439.44	495.62	151.18	1,223.52	637.35	—	—	3,038.31	—	—	3,038.31
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	1,390,570.39	357,642.13	27,043.89	117,590.00	215,134.06	39,332.10	113,358.11	316,110.31	32,244.94	172,114.85	1,390,570.39	—	—	1,390,570.39
Payroll Paid SMC	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Voyager Payment	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	2,054,472.24	367,762.71	41,376.54	167,183.75	385,809.60	72,608.63	216,321.85	431,145.18	80,201.12	292,062.86	2,054,472.24	—	—	2,054,472.24

		—	—	—	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	8,371,285.45	534,688.17	176,464.48	902,028.13	1,637,172.06	296,620.02	2,682,271.03	1,617,899.12	232,079.58	292,062.86	8,371,285.45	—	—	8,371,285.45

			—	—	—	—	—	—	—	—

	(819,540.71)	—	—	—	—	—	—	—	—	(819,540.71)	(819,540.71)	—	—	(819,540.71)

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	(819,540.71)	—	—							(819,540.71)

In re:	Case No.		03-13197
TICO Credit Company of Tennessee, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT	Case	#	03-13197	Case No.	03-13197
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#	62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.		03-13198
TICO Credit Company of Mississippi, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT		Case	#	03-13198	Case No.	03-13198
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#	57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—	—	—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.		03-13194
TICO Credit Company of Virginia, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA		Case #	03-13194	Case No.	03-13194
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#	57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.		03-13202
Modern Financial Services, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB-Inactive	DORMANT	Case # 03-13202	Case No. 03-13202
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#	31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER SWEEPS AND TRANSFERS	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.		03-13204
Thaxton Investment Corporation		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company	Case No.	03-13204	Case No.	03-13204
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#	57-1076628

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—								—	—	—	—

	—									—	—	—
TICO Cash Collected	—								—	—	—	—
SM Cash Collected	—								—	—	—	—
TIG Cash Collected	—								—	—	—	—
TPF Cash Collected	—								—	—	—	—
TCL Cash Collected	—								—	—	—	—
Other Income Collected	—	No Activity - Holding Company - all activity recorded at subsidiary level.					—		—	—

SUBTOTAL	—	—	—	—	—	—	—

	—								—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	—								—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—								—	—	—	—
Claims Funding*	—
Company Auto	—								—	—	—	—
Computer Costs	—								—	—	—	—
Dues And Subscriptions	—								—	—	—	—
Employee Reimbursements - collections exp	—								—	—	—	—
Equipment Rental	—								—	—	—	—
Fixed Assets	—								—	—	—	—
Forms & Printing	—								—	—	—	—
Insurance	—								—	—	—	—
Meals & Entertainment	—								—	—	—	—
Miscellaneous	—								—	—	—	—
Office Expense	—								—	—	—	—
Postage	—								—	—	—	—
Prepaid Expenses	—								—	—	—	—
Prepaid Software ABS	—								—	—	—	—
Professional Fees-Ordinary Course	—								—	—	—	—
Rent	—								—	—	—	—
Repairs & Maintenance	—								—	—	—	—
Roadgard	—								—	—	—	—
Seminars & Meetings	—								—	—	—	—
Taxes & Licenses	—								—	—	—	—
Telephone	—								—	—	—	—
Temporary Agency Staff	—								—	—	—	—
Travel	—								—	—	—	—
Utilities	—								—	—	—	—
Interest to Finova	—								—	—	—	—
Payroll Paid TTG	—								—	—	—	—
Payroll Paid SMC	—								—	—	—	—
Restructuring Officer	—								—	—	—	—
Insurance Renewal	—								—	—	—	—
Voyager Payment	—								—	—	—	—
Pre-Filing Prepays	—								—	—	—	—
Deposit to Lender	—								—	—	—	—
US Trustee	—								—	—	—	—
Bankruptcy Professionals	—								—	—	—	—
	—								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—

									—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT		Case No.	—
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#

	Consolidated Totals	Covington Credit-OK 03-13208	Covington Credit of Texas 03- 13211	Southern Finance of South Carolina 03- 13212	Covington Credit of Georgia 03- 13209	Quick Credit 03-13213	Southern Finance of Tennesse 03- 13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	3,024,777.22	94,479.80	671,585.45	824,150.80	76,041.55	—	85,796.12	1,272,723.50	3,024,777.22	—	—	3,024,777.22

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	12,045,768.26	272,075.09	3,229,707.42	3,501,083.01	1,928,970.76	1,886,035.86	983,892.92	244,003.20	12,045,768.26	—	—	12,045,768.26
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	—	—	—	—	—	—	—	—	—	—	—	—

SUBTOTAL	12,045,768.26	272,075.09	3,229,707.42	3,501,083.01	1,928,970.76	1,886,035.86	983,892.92	244,003.20	12,045,768.26	—	—	12,045,768.26

	—	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(12,045,768.26)	(272,075.09)	(3,229,707.42)	(3,501,083.01)	(1,928,970.76)	(1,886,035.86)	(983,892.92)	(244,003.20)	(13,901,900.65)	1,856,132.39	—	(12,045,768.26)
GENERAL LEDGER SWEEPS AND TRANSFERS	8,622,343.33	243,035.66	2,378,563.88	2,291,933.40	1,439,165.37	1,370,110.60	1,274,069.01	(374,534.59)	8,622,343.33	—	—	8,622,343.33
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	8,622,343.33	243,035.66	2,378,563.88	2,291,933.40	1,439,165.37	1,370,110.60	1,274,069.01	(374,534.59)	6,766,210.94	1,856,132.39	—	8,622,343.33

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	6,775,014.96	200,065.44	1,966,969.33	1,780,659.08	998,113.77	977,822.38	851,384.96	—	6,775,014.96			6,775,014.96
Expenses related to Loans	293,992.54	6,169.27	60,554.63	71,912.48	81,823.27	43,058.81	30,474.08	—	293,992.54			293,992.54

Subtotal - Loans	7,069,007.50	206,234.71	2,027,523.96	1,852,571.56	1,079,937.04	1,020,881.19	881,859.04	—	7,069,007.50			7,069,007.50

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	412,199.97	10,095.54	142,881.38	99,907.85	42,226.11	51,968.48	23,067.13	42,053.48	412,199.97			412,199.97
Bank Charges	2,647.80	28.00	316.63	35.00	25.00	—	176.00	2,067.17	2,647.80	—	—	2,647.80
Claims Funding*	71,061.81	784.38	22,854.47	6,970.15	9,503.32	25,481.19	1,273.98	4,194.32	71,061.81			71,061.81
Company Auto	5,861.20	—	423.00	638.50	1,341.88	445.96	258.96	2,752.90	5,861.20	—	—	5,861.20
Computer Costs	175.00	—	175.00	—	—	—	—	—	175.00	—	—	175.00
Dues And Subscriptions	2,543.40	—	—	—	—	—	924.00	1,619.40	2,543.40	—	—	2,543.40
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	2,822.62	—	—	—	—	—	20.00	2,802.62	2,822.62	—	—	2,822.62
Fixed Assets	18,590.93	—	—	—	—	525.00	—	18,065.93	18,590.93	—	—	18,590.93
Forms & Printing	—	—	—	—	—	—	—	—	—	—	—	—
Insurance	35,998.80	536.20	3,561.86	3,491.96	1,860.22	3,210.96	1,001.41	22,336.19	35,998.80	—	—	35,998.80
Meals & Entertainment	815.64	21.00	—	175.36	208.13	166.35	181.80	63.00	815.64	—	—	815.64
Miscellaneous	36,857.94	823.46	10,628.57	6,453.44	8,555.46	4,580.03	2,311.28	3,505.70	36,857.94	—	—	36,857.94
Office Expense	41,281.24	421.67	6,042.30	5,171.46	5,816.41	4,057.15	2,180.83	17,591.42	41,281.24	—	—	41,281.24
Postage	3,693.35	—	10.38	513.31	—	2.05	76.00	3,091.61	3,693.35	—	—	3,693.35
Prepaid Expenses	41,498.07	66.00	154.00	1,824.00	567.00	—	—	38,887.07	41,498.07	—	—	41,498.07
Prepaid Software ABS	—	—	—	—	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	277.54	—	—	33.78	—	—	—	243.76	277.54	—	—	277.54
Rent	166,668.94	5,220.31	50,465.81	35,508.07	24,208.71	19,621.01	16,181.28	15,463.75	166,668.94	—	—	166,668.94
Repairs & Maintenance	24,530.81	709.98	6,474.11	5,836.55	3,201.80	6,586.59	1,559.29	162.49	24,530.81	—	—	24,530.81
Roadgard	—	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	8,010.38	25.00	465.00	3,556.37	1,855.55	2,087.61	20.85	—	8,010.38	—	—	8,010.38
Taxes & Licenses	9,281.81	2,700.00	68.80	—	5,800.34	200.39	512.28	—	9,281.81	—	—	9,281.81
Telephone	33,658.73	1,082.97	10,776.93	1,516.98	10,854.06	1,126.07	2,532.74	5,768.98	33,658.73	—	—	33,658.73
Temporary Agency Staff	31,854.37	—	2,605.26	11,765.15	810.00	9,834.27	1,160.21	5,679.48	31,854.37	—	—	31,854.37
Travel	10,181.90	—	113.00	1,656.00	2,432.11	3,186.08	2,551.78	242.93	10,181.90	—	—	10,181.90
Utilities	13,725.88	313.89	1,433.64	5,778.03	3,166.16	2,268.44	453.68	312.04	13,725.88	—	—	13,725.88
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	1,856,132.39	41,978.82	351,753.13	564,444.73	271,982.17	213,881.78	264,040.78	148,050.98	—	1,856,132.39	—	1,856,132.39
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—
Voyager Payment	—	—	—	—	—	—	—	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	12,960.03	—	—	—	—	—	—	12,960.03	12,960.03	—	—	12,960.03

Total Other Cash Disbursements	2,843,330.55	64,807.22	611,203.27	755,276.69	394,414.43	349,229.41	320,484.28	347,915.25	987,198.16	1,856,132.39	—	2,843,330.55

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	9,912,338.05	271,041.93	2,638,727.23	2,607,848.25	1,474,351.47	1,370,110.60	1,202,343.32	347,915.25	8,056,205.66	1,856,132.39	—	9,912,338.05

			—

	1,734,782.50	66,473.53	411,422.10	508,235.95	40,855.45	—	157,521.81	550,273.66	1,734,782.50	—	—	1,734,782.50

Book Balance per bank rec.	1,734,782.50	66,473.53	411,422.10	508,235.95	40,855.45	—	157,521.81	550,273.66

In re:	Case No.		03-13208
Covington Credit, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	271,041.93
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$271,041.93

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc		Case No.	03-13208	Case No.	03-13208
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#	57-1094987

	Consolidated Totals	Arvest Bank 11682857	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	Superior 570344986			Operating	Payroll	Other	Total
Beginning Cash Position	94,479.80	23,603.32	31,789.54	(490.87)	11,812.57	—	—	—	8,990.07	18,775.17			94,479.80	—	—	94,479.80

	—												—	—	—	—
TICO Cash Collected	—												—	—	—	—
SM Cash Collected	272,075.09					272,075.09							272,075.09	—	—	272,075.09
TIG Cash Collected	—												—	—	—	—
TPF Cash Collected	—												—	—	—	—
TCL Cash Collected	—												—	—	—	—
Other Income Collected	—												—	—	—	—

SUBTOTAL	272,075.09	—	—	—	—	272,075.09	—	—	—	—	—	—	272,075.09	—	—	272,075.09

	—												—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(272,075.09)					(272,075.09)							(272,075.09)	—	—	(272,075.09)
GENERAL LEDGER DEPOSITS AND TRANSFERS	243,035.66	(13,124.98)	(21,249.36)	10,889.02	(1,120.16)		229,063.11	41,978.82	2,553.66	(5,954.45)			243,035.66	—	—	243,035.66
	—												—	—	—	—
	—												—	—	—	—
	—												—	—	—	—
	—												—	—	—	—

Total Cash Receipts and Transfers	243,035.66	(13,124.98)	(21,249.36)	10,889.02	(1,120.16)	—	229,063.11	41,978.82	2,553.66	(5,954.45)	—	—	201,056.84	41,978.82	—	243,035.66

													—	—		—
Cash Disbursements - Loans													—	—		—
													—	—		—
Loan Proceeds Checks	200,065.44						200,065.44						200,065.44	—		200,065.44
Expenses related to Loans	6,169.27						6,169.27						6,169.27	—		6,169.27

Subtotal - Loans	206,234.71	—	—	—	—	—	206,234.71	—	—	—			206,234.71	—	—	206,234.71

													—	—		—
													—	—		—
Cash Disbursements - Other	—												—	—		—
Advertising	10,095.54						10,095.54						10,095.54	—		10,095.54
Bank Charges	28.00						28.00						28.00	—	—	28.00
Claims Funding*	784.38						784.38						784.38	—		784.38
Company Auto	—						—						—	—	—	—
Computer Costs	—						—						—	—	—	—
Dues And Subscriptions	—						—						—	—	—	—
Employee Reimbursements - collections exp	—						—						—	—	—	—
Equipment Rental	—						—						—	—	—	—
Fixed Assets	—						—						—	—	—	—
Forms & Printing	—						—						—	—	—	—
Insurance	536.20						536.20						536.20	—	—	536.20
Meals & Entertainment	21.00						21.00						21.00	—	—	21.00
Miscellaneous	823.46						823.46						823.46	—	—	823.46
Office Expense	421.67						421.67						421.67	—	—	421.67
Postage	—						—						—	—	—	—
Prepaid Expenses	66.00						66.00						66.00	—	—	66.00
Prepaid Software ABS	—						—						—	—	—	—
Professional Fees-Ordinary Course	—						—						—	—	—	—
Rent	5,220.31						5,220.31						5,220.31	—	—	5,220.31
Repairs & Maintenance	709.98						709.98						709.98	—	—	709.98
Roadgard	—						—						—	—	—	—
Seminars & Meetings	25.00						25.00						25.00	—	—	25.00
Taxes & Licenses	2,700.00						2,700.00						2,700.00	—	—	2,700.00
Telephone	1,082.97						1,082.97						1,082.97	—	—	1,082.97
Temporary Agency Staff	—						—						—	—	—	—
Travel	—						—						—	—	—	—
Utilities	313.89						313.89						313.89	—	—	313.89
Interest to Finova	—						—						—	—	—	—
Payroll Paid TTG	—						—						—	—	—	—
Payroll Paid SMC	41,978.82						—	41,978.82					—	41,978.82	—	41,978.82
Restructuring Officer	—						—						—	—	—	—
Insurance Renewal	—						—						—	—	—	—
Voyager Payment	—						—						—	—	—	—
Pre-Filing Prepays	—						—						—	—	—	—
Deposit to Lender	—						—						—	—	—	—
US Trustee	—						—						—	—	—	—
Bankruptcy Professionals	—						—						—	—	—	—
Other	—						—						—	—	—	—

Total Other Cash Disbursements	64,807.22	—	—	—	—	—	22,828.40	41,978.82	—	—			22,828.40	41,978.82	—	64,807.22

													—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	271,041.93	—	—	—	—	—	229,063.11	41,978.82	—	—			229,063.11	41,978.82	—	271,041.93

																—

	66,473.53	10,478.34	10,540.18	10,398.15	10,692.41	—	—	—	11,543.73	12,820.72			66,473.53	—	—	66,473.53

Book Balance per bank rec.	66,473.53	10,478.34	10,540.18	10,398.15	10,692.41				11,543.73	12,820.72

In re:	Case No.		03-13211
Covington Credit of Texas, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,638,727.23
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,638,727.23

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas		Case #	03-13211
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#	57-1002963

	Consolidated Totals	1st Commerce Bank 350188	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649	Community Bank & Trust 100102889	First State Bank 2702488	Frost National Bank 460020362
Beginning Cash Position	671,585.45	12,717.92	27,827.64	31,683.91	29,568.04	13,916.41	27,834.88	25,860.36

	—
TICO Cash Collected	—
SM Cash Collected	3,229,707.42
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	3,229,707.42	—	—	—	—	—	—	—

	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(3,229,707.42)
GENERAL LEDGER DEPOSITS AND TRANSFERS	2,378,563.88	(2,149.88)	(11,258.08)	(19,979.99)	(2,655.89)	1,697.31	(10,280.44)	(11,930.53)
	—				—
	—
	—
	—

Total Cash Receipts and Transfers	2,378,563.88	(2,149.88)	(11,258.08)	(19,979.99)	(2,655.89)	1,697.31	(10,280.44)	(11,930.53)

Cash Disbursements - Loans
Loan Proceeds Checks	1,966,969.33
Expenses related to Loans	60,554.63

Subtotal - Loans	2,027,523.96	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	142,881.38
Bank Charges	316.63				—			9.39
Claims Funding*	22,854.47
Company Auto	423.00
Computer Costs	175.00
Dues And Subscriptions	—
Employee Reimbursements - collections exp	—
Equipment Rental	—
Fixed Assets	—
Forms & Printing	—
Insurance	3,561.86
Meals & Entertainment	—
Miscellaneous	10,628.57
Office Expense	6,042.30
Postage	10.38
Prepaid Expenses	154.00
Prepaid Software ABS	—
Professional Fees-Ordinary Course	—
Rent	50,465.81
Repairs & Maintenance	6,474.11
Roadgard	—
Seminars & Meetings	465.00
Taxes & Licenses	68.80
Telephone	10,776.93
Temporary Agency Staff	2,605.26
Travel	113.00
Utilities	1,433.64
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	351,753.13
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	611,203.27	—	—	—	—	—	—	9.39

TOTAL ALL CASH DISBURSEMENTS	2,638,727.23	—	—	—	—	—	—	9.39

	411,422.10	10,568.04	16,569.56	11,703.92	26,912.15	15,613.72	17,554.44	13,920.44

Book Balance per bank rec.	411,422.10	10,568.04	16,569.56	11,703.92	26,912.15	15,613.72	17,554.44	13,920.44

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas		Case #	03-13211
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#	57-1002963

	Hibernia National Bank 04122623	International Bank of Commerce 9004201	Kleberg First National Bank 123390	Liberty Bank2 102872900	Liberty National Bank 126979	Prosperity Bank 2794981	Prosperity Bank 2795011
Beginning Cash Position	5,889.84	97,796.62	25,860.36	12,772.79	17,402.59	28,784.46	22,091.51

TICO Cash Collected
SM Cash Collected
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	—	—	—	—	—	—	—

GENERAL LEDGER SWEEPS AND TRANSFERS
GENERAL LEDGER DEPOSITS AND TRANSFERS	8,193.26	(75,104.19)	(11,776.59)	(2,128.62)	(2,062.00)	(18,284.03)	(10,332.76)

Total Cash Receipts and Transfers	8,193.26	(75,104.19)	(11,776.59)	(2,128.62)	(2,062.00)	(18,284.03)	(10,332.76)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges					155.06
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	155.06	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	155.06	—	—

	14,083.10	22,692.43	14,083.77	10,644.17	15,185.53	10,500.43	11,758.75

Book Balance per bank rec.	14,083.10	22,692.43	14,083.77	10,644.17	15,185.53	10,500.43	11,758.75

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas

Monthly Court Report for

FED ID#

	Prosperity Bank 2795791	Prosperity Bank 75137494	Texas State Bank 51138468	Texas State Bank 52003507	Texas State Bank 53016939	Texas State Bank 90776378	Union Planter’s Bank 064002280	Union Planter’s Bank 0080129775	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS
Beginning Cash Position	23,995.38	7,024.42	10,494.27	8,131.39	8,737.49	11,779.89		18,438.74	—	—

TICO Cash Collected	—
SM Cash Collected									3,229,707.42
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected	—
Other Income Collected

SUBTOTAL	—	—	—	—	—	—	—	—	3,229,707.42	—

GENERAL LEDGER SWEEPS AND TRANSFERS									(3,229,707.42)
GENERAL LEDGER DEPOSITS AND TRANSFERS	(12,156.13)	5,081.66	215.74	2,830.58	6,199.65	659.39	—	(3,305.46)		2,286,667.47

Total Cash Receipts and Transfers	(12,156.13)	5,081.66	215.74	2,830.58	6,199.65	659.39	—	(3,305.46)	—	2,286,667.47

Cash Disbursements - Loans
Loan Proceeds Checks										1,966,969.33
Expenses related to Loans										60,554.63

Subtotal - Loans	—	—	—	—	—	—	—	—	—	2,027,523.96

Cash Disbursements - Other
Advertising										142,881.38
Bank Charges										10.00
Claims Funding*										22,854.47
Company Auto										423.00
Computer Costs										175.00
Dues And Subscriptions										—
Employee Reimbursements - collections exp										—
Equipment Rental										—
Fixed Assets										—
Forms & Printing										—
Insurance										3,561.86
Meals & Entertainment										—
Miscellaneous										10,628.57
Office Expense										6,042.30
Postage										10.38
Prepaid Expenses										154.00
Prepaid Software ABS										—
Professional Fees-Ordinary Course										—
Rent										50,465.81
Repairs & Maintenance										6,474.11
Roadgard										—
Seminars & Meetings										465.00
Taxes & Licenses										68.80
Telephone										10,776.93
Temporary Agency Staff										2,605.26
Travel										113.00
Utilities										1,433.64
Interest to Finova										—
Payroll Paid TTG										—
Payroll Paid SMC										—
Restructuring Officer										—
Insurance Renewal										—
Voyager Payment										—
Pre-Filing Prepays										—
Deposit to Lender										—
US Trustee										—
Bankruptcy Professionals										—
Other										—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	259,143.51

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	2,286,667.47

	11,839.25	12,106.08	10,710.01	10,961.97	14,937.14	12,439.28	—	15,133.28	—	—

Book Balance per bank rec.	11,839.25	12,106.08	10,710.01	10,961.97	14,937.14	12,439.28		15,133.28

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas

Monthly Court Report for

FED ID#

	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First Community 381959	First National Bank Texas 001100998
Beginning Cash Position	—	21,843.79	11,612.88	9,035.92	12,797.66	34,813.50	25,860.36	7,862.76	79,149.67

TICO Cash Collected
SM Cash Collected
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	—	—	—	—	—	—	—	—	—

GENERAL LEDGER SWEEPS AND TRANSFERS
GENERAL LEDGER DEPOSITS AND TRANSFERS	351,749.13	(14,681.63)	(905.99)	1,014.06	(3,338.86)	(24,893.82)	(11,939.92)	2,121.33	(38,700.89)

Total Cash Receipts and Transfers	351,749.13	(14,681.63)	(905.99)	1,014.06	(3,338.86)	(24,893.82)	(11,939.92)	2,121.33	(38,700.89)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				142.18		—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC	351,749.13
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	351,749.13	—	—	142.18	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	351,749.13	—	—	142.18	—	—	—	—	—

	—	7,162.16	10,706.89	9,907.80	9,458.80	9,919.68	13,920.44	9,984.09	40,448.78

Book Balance per bank rec.		7,162.16	10,706.89	9,907.80	9,458.80	9,919.68	13,920.44	9,984.09	40,448.78

In re:
Cash Disbursements for Covington Credit of Texas	Case No.	03-13211
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	671,585.45	—	—	671,585.45

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	3,229,707.42	—	—	3,229,707.42
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL	3,229,707.42	—	—	3,229,707.42

	—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(3,229,707.42)	—	—	(3,229,707.42)
GENERAL LEDGER DEPOSITS AND TRANSFERS	2,026,814.75	351,749.13	—	2,378,563.88
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	2,026,814.75	351,749.13	—	2,378,563.88

		—
Cash Disbursements - Loans		—
	—	—
Loan Proceeds Checks	1,966,969.33	—		1,966,969.33
Expenses related to Loans	60,554.63	—		60,554.63

Subtotal - Loans	2,027,523.96	—	—	2,027,523.96

		—
		—
Cash Disbursements - Other		—
Advertising	142,881.38	—	—	142,881.38
Bank Charges	316.63	—	—	316.63
Claims Funding*	22,854.47	—		22,854.47
Company Auto	423.00	—	—	423.00
Computer Costs	175.00	—	—	175.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	3,561.86	—	—	3,561.86
Meals & Entertainment	—	—	—	—
Miscellaneous	10,628.57	—	—	10,628.57
Office Expense	6,042.30	—	—	6,042.30
Postage	10.38	—	—	10.38
Prepaid Expenses	154.00	—	—	154.00
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	50,465.81	—	—	50,465.81
Repairs & Maintenance	6,474.11	—	—	6,474.11
Roadgard	—	—	—	—
Seminars & Meetings	465.00	—	—	465.00
Taxes & Licenses	68.80	—	—	68.80
Telephone	10,776.93	—	—	10,776.93
Temporary Agency Staff	2,605.26	—	—	2,605.26
Travel	113.00	—	—	113.00
Utilities	1,433.64	—	—	1,433.64
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	—	—	—
Payroll Paid SMC	4.00	351,749.13	—	351,753.13
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	—	—	—	—

Total Other Cash Disbursements	259,454.14	351,749.13	—	611,203.27

	—		—	—

TOTAL ALL CASH DISBURSEMENTS	2,286,978.10	351,749.13	—	2,638,727.23

	411,422.10	—	—	411,422.10

Book Balance per bank rec.

In re:	Case No.		03-13212
Southern Finance of South Carolina, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,607,848.25
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,607,848.25

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance -SC		Case #	03-13212	Case #	03-13212
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#	57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	824,150.80	5,602.32	8,815.35	385,368.30	—

	—
TICO Cash Collected	—
SM Cash Collected	3,501,083.01					3,501,083.01
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	3,501,083.01	—	—	—	—	3,501,083.01	—	—

	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(3,501,083.01)					(3,501,083.01)
GENERAL LEDGER DEPOSITS AND TRANSFERS	2,291,933.40	11,961.90	4,047.58	(155,634.77)	15,704.52		2,043,403.52	564,444.73
	—
	—
	—
	—

Total Cash Receipts and Transfers	2,291,933.40	11,961.90	4,047.58	(155,634.77)	15,704.52	—	2,043,403.52	564,444.73

Cash Disbursements - Loans

Loan Proceeds Checks	1,780,659.08						1,780,659.08
Expenses related to Loans	71,912.48						71,912.48

Subtotal - Loans	1,852,571.56						1,852,571.56

Cash Disbursements - Other
Advertising	99,907.85						99,907.85
Bank Charges	35.00						35.00
Claims Funding*	6,970.15						6,970.15
Company Auto	638.50						638.50
Computer Costs	—						—
Dues And Subscriptions	—						—
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	—						—
Forms & Printing	—						—
Insurance	3,491.96						3,491.96
Meals & Entertainment	175.36						175.36
Miscellaneous	6,453.44						6,453.44
Office Expense	5,171.46						5,171.46
Postage	513.31						513.31
Prepaid Expenses	1,824.00						1,824.00
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	33.78						33.78
Rent	35,508.07						35,508.07
Repairs & Maintenance	5,836.55						5,836.55
Roadgard	—						—
Seminars & Meetings	3,556.37						3,556.37
Taxes & Licenses	—						—
Telephone	1,516.98						1,516.98
Temporary Agency Staff	11,765.15						11,765.15
Travel	1,656.00						1,656.00
Utilities	5,778.03						5,778.03
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	564,444.73						—	564,444.73
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	—						—
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	—						—

Total Other Cash Disbursements	755,276.69	—	—	—	—	—	190,831.96	564,444.73

TOTAL ALL CASH DISBURSEMENTS	2,607,848.25	—	—	—	—	—	2,043,403.52	564,444.73

	508,235.95	17,564.22	12,862.93	229,733.53	15,704.52	—	—	—

Book Balance per bank rec.	508,235.95	17,564.22	12,862.93	229,733.53	15,704.52

THE THAXTON GROUP
Cash Disbursements for Southern Finance -SC		Case #	03-13212	Case #	03-13212
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#	57-0827143

	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	First Citizens 480031102101	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	424,364.83	—	824,150.80	—	—	824,150.80

						—	—	—
TICO Cash Collected					—	—	—	—
SM Cash Collected					3,501,083.01	—	—	3,501,083.01
TIG Cash Collected					—	—	—	—
TPF Cash Collected					—	—	—	—
TCL Cash Collected					—	—	—	—
Other Income Collected					—	—	—	—

SUBTOTAL	—	—	—	—	3,501,083.01	—	—	3,501,083.01

					—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS					(3,501,083.01)	—	—	(3,501,083.01)
GENERAL LEDGER DEPOSITS AND TRANSFERS	8,644.47	7,686.61	(233,702.08)	25,376.92	1,727,488.67	564,444.73	—	2,291,933.40
					—	—	—	—
					—	—	—	—
					—	—	—	—
					—	—	—	—

Total Cash Receipts and Transfers	8,644.47	7,686.61	(233,702.08)	25,376.92	1,727,488.67	564,444.73	—	2,291,933.40

					—
Cash Disbursements - Loans					—
					—
Loan Proceeds Checks					1,780,659.08			1,780,659.08
Expenses related to Loans					71,912.48			71,912.48

Subtotal - Loans					1,852,571.56			1,852,571.56

					—
					—
Cash Disbursements - Other					—
Advertising					99,907.85			99,907.85
Bank Charges					35.00	—	—	35.00
Claims Funding*					6,970.15			6,970.15
Company Auto					638.50	—	—	638.50
Computer Costs					—	—	—	—
Dues And Subscriptions					—	—	—	—
Employee Reimbursements - collections exp					—	—	—	—
Equipment Rental					—	—	—	—
Fixed Assets					—	—	—	—
Forms & Printing					—	—	—	—
Insurance					3,491.96	—	—	3,491.96
Meals & Entertainment					175.36	—	—	175.36
Miscellaneous					6,453.44	—	—	6,453.44
Office Expense					5,171.46	—	—	5,171.46
Postage					513.31	—	—	513.31
Prepaid Expenses					1,824.00	—	—	1,824.00
Prepaid Software ABS					—	—	—	—
Professional Fees-Ordinary Course					33.78	—	—	33.78
Rent					35,508.07	—	—	35,508.07
Repairs & Maintenance					5,836.55	—	—	5,836.55
Roadgard					—	—	—	—
Seminars & Meetings					3,556.37	—	—	3,556.37
Taxes & Licenses					—	—	—	—
Telephone					1,516.98	—	—	1,516.98
Temporary Agency Staff					11,765.15	—	—	11,765.15
Travel					1,656.00	—	—	1,656.00
Utilities					5,778.03	—	—	5,778.03
Interest to Finova					—	—	—	—
Payroll Paid TTG					—	—	—	—
Payroll Paid SMC					—	564,444.73	—	564,444.73
Restructuring Officer					—	—	—	—
Insurance Renewal					—	—	—	—
Voyager Payment					—	—	—	—
Pre-Filing Prepays					—	—	—	—
Deposit to Lender					—	—	—	—
US Trustee					—	—	—	—
Bankruptcy Professionals					—	—	—	—
Other					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	755,276.69	—	—	755,276.69

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	2,043,403.52	564,444.73	—	2,607,848.25

	8,644.47	7,686.61	190,662.75	25,376.92	508,235.95	—	—	508,235.95

Book Balance per bank rec.	8,644.47	7,686.61	190,662.75	25,376.92

In re:	Case No.		03-13209
Covington Credit of Georgia, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,474,351.47
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,474,351.47

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA		Case #	03-13209	Case No.	03-13209
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#	58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	76,041.55	21,254.70	54,786.85				76,041.55	—	—	76,041.55

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	1,928,970.76			1,928,970.76			1,928,970.76	—	—	1,928,970.76
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	1,928,970.76	—	—	1,928,970.76	—	—	1,928,970.76	—	—	1,928,970.76

	—						—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(1,928,970.76)			(1,928,970.76)			(1,928,970.76)	—	—	(1,928,970.76)
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,439,165.37	(6,476.74)	(28,709.36)		1,202,369.30	271,982.17	1,167,183.20	271,982.17	—	1,439,165.37
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	1,439,165.37	(6,476.74)	(28,709.36)	—	1,202,369.30	271,982.17	1,167,183.20	271,982.17	—	1,439,165.37

Cash Disbursements - Loans
							—
Loan Proceeds Checks	998,113.77				998,113.77		998,113.77			998,113.77
Expenses related to Loans	81,823.27				81,823.27		81,823.27			81,823.27

Subtotal - Loans	1,079,937.04	—	—	—	1,079,937.04	—	1,079,937.04	—	—	1,079,937.04

	—						—
	—						—
Cash Disbursements - Other	—						—
Advertising	42,226.11				42,226.11		42,226.11			42,226.11
Bank Charges	25.00				25.00		25.00	—	—	25.00
Claims Funding*	9,503.32				9,503.32		9,503.32			9,503.32
Company Auto	1,341.88				1,341.88		1,341.88	—	—	1,341.88
Computer Costs	—				—		—	—	—	—
Dues And Subscriptions	—				—		—	—	—	—
Employee Reimbursements - collections exp	—				—		—	—	—	—
Equipment Rental	—				—		—	—	—	—
Fixed Assets	—				—		—	—	—	—
Forms & Printing	—				—		—	—	—	—
Insurance	1,860.22				1,860.22		1,860.22	—	—	1,860.22
Meals & Entertainment	208.13				208.13		208.13	—	—	208.13
Miscellaneous	8,555.46				8,555.46		8,555.46	—	—	8,555.46
Office Expense	5,816.41				5,816.41		5,816.41	—	—	5,816.41
Postage	—				—		—	—	—	—
Prepaid Expenses	567.00				567.00		567.00	—	—	567.00
Prepaid Software ABS	—				—		—	—	—	—
Professional Fees-Ordinary Course	—				—		—	—	—	—
Rent	24,208.71				24,208.71		24,208.71	—	—	24,208.71
Repairs & Maintenance	3,201.80				3,201.80		3,201.80	—	—	3,201.80
Roadgard	—				—		—	—	—	—
Seminars & Meetings	1,855.55				1,855.55		1,855.55	—	—	1,855.55
Taxes & Licenses	5,800.34				5,800.34		5,800.34	—	—	5,800.34
Telephone	10,854.06				10,854.06		10,854.06	—	—	10,854.06
Temporary Agency Staff	810.00				810.00		810.00	—	—	810.00
Travel	2,432.11				2,432.11		2,432.11	—	—	2,432.11
Utilities	3,166.16				3,166.16		3,166.16	—	—	3,166.16
Interest to Finova	—				—		—	—	—	—
Payroll Paid TTG	—				—		—	—	—	—
Payroll Paid SMC	271,982.17				—	271,982.17	—	271,982.17	—	271,982.17
Restructuring Officer	—				—		—	—	—	—
Insurance Renewal	—				—		—	—	—	—
Voyager Payment	—				—		—	—	—	—
Pre-Filing Prepays	—				—		—	—	—	—
Deposit to Lender	—				—		—	—	—	—
US Trustee	—				—		—	—	—	—
Bankruptcy Professionals	—				—		—	—	—	—
Other	—				—		—	—	—	—

Total Other Cash Disbursements	394,414.43	—	—	—	122,432.26	271,982.17	122,432.26	271,982.17	—	394,414.43

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,474,351.47	—	—	—	1,202,369.30	271,982.17	1,202,369.30	271,982.17	—	1,474,351.47

	40,855.45	14,777.96	26,077.49	—	—	—	40,855.45	—	—	40,855.45

Book Balance per bank rec.	40,855.45	14,777.96	26,077.49

In re:	Case No.		03-13213
Quick Credit Corporation, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,370,110.60
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	1,370,110.60

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.		Case #	03-13213	Case No.	03-13213
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#	57-0857420

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	1,886,035.86	1,886,035.86			1,886,035.86	—	—	1,886,035.86
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	1,886,035.86	1,886,035.86	—	—	1,886,035.86	—	—	1,886,035.86

	—				—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(1,886,035.86)	(1,886,035.86)			(1,886,035.86)	—	—	(1,886,035.86)
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,370,110.60		1,156,228.82	213,881.78	1,156,228.82	213,881.78	—	1,370,110.60
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	1,370,110.60	—	1,156,228.82	213,881.78	1,156,228.82	213,881.78	—	1,370,110.60

Cash Disbursements - Loans
Loan Proceeds Checks	977,822.38		977,822.38		977,822.38			977,822.38
Expenses related to Loans	43,058.81		43,058.81		43,058.81			43,058.81

Subtotal - Loans	1,020,881.19	—	1,020,881.19	—	1,020,881.19	—	—	1,020,881.19

			—		—			—
			—		—			—
Cash Disbursements - Other			—		—			—
Advertising	51,968.48		51,968.48		51,968.48			51,968.48
Bank Charges	—		—		—	—	—	—
Claims Funding*	25,481.19		25,481.19		25,481.19			25,481.19
Company Auto	445.96		445.96		445.96	—	—	445.96
Computer Costs	—		—		—	—	—	—
Dues And Subscriptions	—		—		—	—	—	—
Employee Reimbursements - collections exp	—		—		—	—	—	—
Equipment Rental	—		—		—	—	—	—
Fixed Assets	525.00		525.00		525.00	—	—	525.00
Forms & Printing	—		—		—	—	—	—
Insurance	3,210.96		3,210.96		3,210.96	—	—	3,210.96
Meals & Entertainment	166.35		166.35		166.35	—	—	166.35
Miscellaneous	4,580.03		4,580.03		4,580.03	—	—	4,580.03
Office Expense	4,057.15		4,057.15		4,057.15	—	—	4,057.15
Postage	2.05		2.05		2.05	—	—	2.05
Prepaid Expenses	—		—		—	—	—	—
Prepaid Software ABS	—		—		—	—	—	—
Professional Fees-Ordinary Course	—		—		—	—	—	—
Rent	19,621.01		19,621.01		19,621.01	—	—	19,621.01
Repairs & Maintenance	6,586.59		6,586.59		6,586.59	—	—	6,586.59
Roadgard	—		—		—	—	—	—
Seminars & Meetings	2,087.61		2,087.61		2,087.61	—	—	2,087.61
Taxes & Licenses	200.39		200.39		200.39	—	—	200.39
Telephone	1,126.07		1,126.07		1,126.07	—	—	1,126.07
Temporary Agency Staff	9,834.27		9,834.27		9,834.27	—	—	9,834.27
Travel	3,186.08		3,186.08		3,186.08	—	—	3,186.08
Utilities	2,268.44		2,268.44		2,268.44	—	—	2,268.44
Interest to Finova	—		—		—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	213,881.78		—	213,881.78	—	213,881.78	—	213,881.78
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—		—		—	—	—	—
Voyager Payment	—		—		—	—	—	—
Pre-Filing Prepays	—		—		—	—	—	—
Deposit to Lender	—		—		—	—	—	—
US Trustee	—		—		—	—	—	—
Bankruptcy Professionals	—		—		—	—	—	—
Other	—		—		—	—	—	—

Total Other Cash Disbursements	349,229.41	—	135,347.63	213,881.78	135,347.63	213,881.78	—	349,229.41

TOTAL ALL CASH DISBURSEMENTS	1,370,110.60	—	1,156,228.82	213,881.78	1,156,228.82	213,881.78	—	1,370,110.60

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.		03-13206
Southern Finance of Tennessee, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,202,343.32
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,202,343.32

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN		Case #	03-13206	Case No.	03-13206
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#	62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	85,796.12	9,038.48	3,394.71				73,362.93	85,796.12	—	—	85,796.12

	—							—	—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	983,892.92			983,892.92				983,892.92	—	—	983,892.92
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	983,892.92	—	—	983,892.92	—	—	—	983,892.92	—	—	983,892.92

	—							—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(983,892.92)			(983,892.92)				(983,892.92)	—	—	(983,892.92)
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,274,069.01	32,500.96	33,022.39		938,302.54	264,040.78	6,202.34	1,010,028.23	264,040.78	—	1,274,069.01
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	1,274,069.01	32,500.96	33,022.39	—	938,302.54	264,040.78	6,202.34	1,010,028.23	264,040.78	—	1,274,069.01

								—
Cash Disbursements - Loans								—
								—
Loan Proceeds Checks	851,384.96				851,384.96			851,384.96			851,384.96
Expenses related to Loans	30,474.08				30,474.08			30,474.08			30,474.08

Subtotal - Loans	881,859.04	—	—	—	881,859.04	—	—	881,859.04	—	—	881,859.04

								—
								—
Cash Disbursements - Other								—
Advertising	23,067.13				23,067.13			23,067.13			23,067.13
Bank Charges	176.00				176.00			176.00	—	—	176.00
Claims Funding*	1,273.98				1,273.98			1,273.98			1,273.98
Company Auto	258.96				258.96			258.96	—	—	258.96
Computer Costs	—				—			—	—	—	—
Dues And Subscriptions	924.00				924.00			924.00	—	—	924.00
Employee Reimbursements - collections exp	—				—			—	—	—	—
Equipment Rental	20.00				20.00			20.00	—	—	20.00
Fixed Assets	—				—			—	—	—	—
Forms & Printing	—				—			—	—	—	—
Insurance	1,001.41				1,001.41			1,001.41	—	—	1,001.41
Meals & Entertainment	181.80				181.80			181.80	—	—	181.80
Miscellaneous	2,311.28				2,311.28			2,311.28	—	—	2,311.28
Office Expense	2,180.83				2,180.83			2,180.83	—	—	2,180.83
Postage	76.00				76.00			76.00	—	—	76.00
Prepaid Expenses	—				—			—	—	—	—
Prepaid Software ABS	—				—			—	—	—	—
Professional Fees-Ordinary Course	—				—			—	—	—	—
Rent	16,181.28				16,181.28			16,181.28	—	—	16,181.28
Repairs & Maintenance	1,559.29				1,559.29			1,559.29	—	—	1,559.29
Roadgard	—				—			—	—	—	—
Seminars & Meetings	20.85				20.85			20.85	—	—	20.85
Taxes & Licenses	512.28				512.28			512.28	—	—	512.28
Telephone	2,532.74				2,532.74			2,532.74	—	—	2,532.74
Temporary Agency Staff	1,160.21				1,160.21			1,160.21	—	—	1,160.21
Travel	2,551.78				2,551.78			2,551.78	—	—	2,551.78
Utilities	453.68				453.68			453.68	—	—	453.68
Interest to Finova	—				—			—	—	—	—
Payroll Paid TTG	—				—			—	—	—	—
Payroll Paid SMC	264,040.78				—	264,040.78		—	264,040.78	—	264,040.78
Restructuring Officer	—				—			—	—	—	—
Insurance Renewal	—				—			—	—	—	—
Voyager Payment	—				—			—	—	—	—
Pre-Filing Prepays	—				—			—	—	—	—
Deposit to Lender	—				—			—	—	—	—
US Trustee	—				—			—	—	—	—
Bankruptcy Professionals	—				—			—	—	—	—
Other	—				—			—	—	—	—

Total Other Cash Disbursements	320,484.28	—	—	—	56,443.50	264,040.78	—	56,443.50	264,040.78	—	320,484.28

								—

TOTAL ALL CASH DISBURSEMENTS	1,202,343.32	—	—	—	938,302.54	264,040.78	—	938,302.54	264,040.78	—	1,202,343.32

	157,521.81	41,539.44	36,417.10	—	—	—	79,565.27	157,521.81	—	—	157,521.81

Book Balance per bank rec.	157,521.81	41,539.44	36,417.10				79,565.27

In re:	Case No.		03-13205
Southern Management Corporation		Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	347,915.25
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$347,915.25

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp		Case No.	03-13205	Case No.	03-13205
Monthly Court Report for	October 17, 2003 - November 30, 2003
FED ID#	57-0997623

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	1,272,723.50	1,990,571.27	33,067.88	(750,915.65)	1,272,723.50	—	—	1,272,723.50

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	244,003.20	244,003.20			244,003.20	—	—	244,003.20
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	244,003.20	244,003.20	—	—	244,003.20	—	—	244,003.20

	—				—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(244,003.20)	(244,003.20)			(244,003.20)	—	—	(244,003.20)
GENERAL LEDGER DEPOSITS AND TRANSFERS	(374,534.59)	1,025,189.72	(1,276,402.94)	(123,321.37)	(251,213.22)	(123,321.37)	—	(374,534.59)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(374,534.59)	1,025,189.72	(1,276,402.94)	(123,321.37)	(251,213.22)	(123,321.37)	—	(374,534.59)

Cash Disbursements - Loans
Loan Proceeds Checks	—				—
Expenses related to Loans	—				—

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—				—
Advertising	42,053.48		42,053.48		42,053.48			42,053.48
Bank Charges	2,067.17		2,067.17		2,067.17	—	—	2,067.17
Claims Funding*	4,194.32		4,194.32		4,194.32			4,194.32
Company Auto	2,752.90		2,752.90		2,752.90	—	—	2,752.90
Computer Costs	—		—		—	—	—	—
Dues And Subscriptions	1,619.40		1,619.40		1,619.40	—	—	1,619.40
Employee Reimbursements - collections exp	—		—		—	—	—	—
Equipment Rental	2,802.62		2,802.62		2,802.62	—	—	2,802.62
Fixed Assets	18,065.93		18,065.93		18,065.93	—	—	18,065.93
Forms & Printing	—		—		—	—	—	—
Insurance	22,336.19		22,336.19		22,336.19	—	—	22,336.19
Meals & Entertainment	63.00		63.00		63.00	—	—	63.00
Miscellaneous	3,505.70		3,505.70		3,505.70	—	—	3,505.70
Office Expense	17,591.42		17,591.42		17,591.42	—	—	17,591.42
Postage	3,091.61		3,091.61		3,091.61	—	—	3,091.61
Prepaid Expenses	38,887.07		38,887.07		38,887.07	—	—	38,887.07
Prepaid Software ABS	—		—		—	—	—	—
Professional Fees-Ordinary Course	243.76		243.76		243.76	—	—	243.76
Rent	15,463.75		15,463.75		15,463.75	—	—	15,463.75
Repairs & Maintenance	162.49		162.49		162.49	—	—	162.49
Roadgard	—		—		—	—	—	—
Seminars & Meetings	—		—		—	—	—	—
Taxes & Licenses	—		—		—	—	—	—
Telephone	5,768.98		5,768.98		5,768.98	—	—	5,768.98
Temporary Agency Staff	5,679.48		5,679.48		5,679.48	—	—	5,679.48
Travel	242.93		242.93		242.93	—	—	242.93
Utilities	312.04		312.04		312.04	—	—	312.04
Interest to Finova	—		—		—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	148,050.98		—	148,050.98	—	148,050.98	—	148,050.98
Restructuring Officer	—		—		—	—	—	—
Insurance Renewal	—		—		—	—	—	—
Voyager Payment	—		—		—	—	—	—
Pre-Filing Prepays	—		—		—	—	—	—
Deposit to Lender	—		—		—	—	—	—
US Trustee	—		—		—	—	—	—
Bankruptcy Professionals	—		—		—	—	—	—
Other	12,960.03		12,960.03		12,960.03	—	—	12,960.03

Total Other Cash Disbursements	347,915.25	—	199,864.27	148,050.98	199,864.27	148,050.98	—	347,915.25

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	347,915.25	—	199,864.27	148,050.98	199,864.27	148,050.98	—	347,915.25

	550,273.66	3,015,760.99	(1,443,199.33)	(1,022,288.00)	821,646.01	(271,372.35)	—	550,273.66

Book Balance per bank rec.	550,273.66	3,015,760.99	(1,443,199.33)	(1,022,288.00)

In re:	Case No.		03-13207
Southern Financial Management, Inc.		Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management-Dormant				Case #		03-13207			Case No.	03-13207
Monthly Court Report for	October 17, 2003—November 30, 2003
FED ID#	62-1013036
	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements—Loans
Loan Proceeds Checks
Expenses related to Loans
Subtotal—Loans	—	—	—	—	—	—	—	—	—	—

Cash Disbursements—Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs							—	—	—	—
Dues And Subscriptions							—	—	—	—
Employee Reimbursements—collections exp							—	—	—	—
Equipment Rental							—	—	—	—
Fixed Assets							—	—	—	—
Forms & Printing							—	—	—	—
Insurance							—	—	—	—
Meals & Entertainment							—	—	—	—
Miscellaneous							—	—	—	—
Office Expense							—	—	—	—
Postage							—	—	—	—
Prepaid Expenses							—	—	—	—
Prepaid Software ABS							—	—	—	—
Professional Fees-Ordinary Course							—	—	—	—
Rent							—	—	—	—
Repairs & Maintenance							—	—	—	—
Roadgard							—	—	—	—
Seminars & Meetings							—	—	—	—
Taxes & Licenses							—	—	—	—
Telephone							—	—	—	—
Temporary Agency Staff							—	—	—	—
Travel							—	—	—	—
Utilities							—	—	—	—
Interest to Finova							—	—	—	—
Payroll Paid TTG							—	—	—	—
Payroll Paid SMC							—	—	—	—
Restructuring Officer							—	—	—	—
Insurance Renewal							—	—	—	—
Voyager Payment							—	—	—	—
Pre-Filing Prepays							—	—	—	—
Deposit to Lender							—	—	—	—
US Trustee							—	—	—	—
Bankruptcy Professionals							—	—	—	—
							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management – Lousiana – InActive				Case #		03-13210				Case No.	03-13210
Monthly Court Report for	October 17, 2003 – November 30, 2003
FED ID#	57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements—Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal—Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements—Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements—collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees—Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP	Case # 03-13189	Case No 03-13189
Cash Disbursements for Paragon, Inc. Inactive Company	October 17, 2003—November 30, 2003
Monthly Court Report for	56-2057616
FED ID#

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	5,843.98	—	5,843.98	5,843.98		—	5,843.98

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—	—	—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	5,843.98	—	5,843.98	5,843.98	—	—	5,843.98

Book Balance per bank rec.	5,843.98	—	5,843.98

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	OCTOBER 17, 2003 thru NOVEMBER

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery—NO ACTIVITY				Case #		03-13190			Case No.	03-13190
Monthly Court Report for	October 17, 2003—November 30, 2003
FED ID#	27-9200069
	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements—Loans
Loan Proceeds Checks
Expenses related to Loans
Subtotal—Loans	—	—	—	—	—	—	—	—	—	—

Cash Disbursements—Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs							—	—	—	—
Dues And Subscriptions							—	—	—	—
Employee Reimbursements—collections exp							—	—	—	—
Equipment Rental							—	—	—	—
Fixed Assets							—	—	—	—
Forms & Printing							—	—	—	—
Insurance							—	—	—	—
Meals & Entertainment							—	—	—	—
Miscellaneous							—	—	—	—
Office Expense							—	—	—	—
Postage							—	—	—	—
Prepaid Expenses							—	—	—	—
Prepaid Software ABS							—	—	—	—
Professional Fees-Ordinary Course							—	—	—	—
Rent							—	—	—	—
Repairs & Maintenance							—	—	—	—
Roadgard							—	—	—	—
Seminars & Meetings							—	—	—	—
Taxes & Licenses							—	—	—	—
Telephone							—	—	—	—
Temporary Agency Staff							—	—	—	—
Travel							—	—	—	—
Utilities							—	—	—	—
Interest to Finova							—	—	—	—
Payroll Paid TTG							—	—	—	—
Payroll Paid SMC							—	—	—	—
Restructuring Officer							—	—	—	—
Insurance Renewal							—	—	—	—
Voyager Payment							—	—	—	—
Pre-Filing Prepays							—	—	—	—
Deposit to Lender							—	—	—	—
US Trustee							—	—	—	—
Bankruptcy Professionals							—	—	—	—
							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.	03-13182-03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	OCTOBER 17, 2003 thru NOVEMBER

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances

Net Revenue	$0.00	$0.00

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)

Total Operating Expenses Before Depreciation	$0.00	$0.00
Net Proft(Loss) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)

Total Reorganization Expenses	$0.00	$0.00
Income Taxes

Net Profit (Loss)	$0.00	$0.00

*"Insider is defined in 11 U.S.C Section 101(31). Form Mor-2

In re:	Case No.	03-13182-03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	OCTOBER 17, 2003 thru NOVEMBER

STATEMENT OF OPERATIONS – continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs
Total Other Costs	$0.00	$0.00
Other Operationas Expenses
Total Other Operational Costs	$0.00	$0.00
Other Income
Total Other Income	$0.00	$0.00
Other Expenses
Total Other Expenses	$0.00	$0.00
Other Reorganization Expenses
Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items—Interst Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

YTD Income Statement – Since Filing

October 17, 2003 through November 30, 2003

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	TICO	Total
Net Interest Income
Interest Income	83,118	2,267	—	4,726,440	—	2,262,069	7,073,894
I/B Income	—	—	—	—	—	811,929	811,929
Fee Income	78,154	63,006	—	519,777	—	8,026	668,963
Late Charges	—	—	—	344,260	—	208,671	552,931

Total Interest Income	161,272	65,273	—	5,590,477	—	3,290,695	9,107,717

Interest Expense	27,585	9,712	0	427,419	(323,933)	800,753	941,535

Net Interest Income	133,688	55,561	(0)	5,163,059	323,933	2,489,942	8,166,182

Provision for Loan Losses
P&L Recoveries	(1,299)	—	—	(56,683)	—	(92,958)	(150,939)
Reserves	—	—	—	71,393	—	477,369	548,762
Cash	60,120	—	1,193	2,215,096	—	3,438,407	5,714,817

Total Provision	58,821	—	1,193	2,229,806	—	3,822,819	6,112,639

Net Interest included Provision	74,866	55,561	(1,193)	2,933,252	323,933	(1,332,877)	2,053,542

Revenues

Premiums on Loans Sold	—	—	—	—	—	—	—
Insurance Premiums	—	—	—	834,859	—	308,349	1,143,208
Insurance Commissions	—	—	315,349	—	—	—	315,349
Earned Insurance	—	—	—	—	—	224,458	224,458
Processing Fees	—	—	—	—	—	—	—
Other Fees	—	—	—	—	—	—	—
Other Income	—	—	41,130	164	64,856	88,560	194,710

Total Direct Income	—	—	356,479	835,023	64,856	621,367	1,877,725

Total Revenue	161,272	65,273	356,479	6,425,500	64,856	3,912,061	10,985,442

Expenses

Personnel
Salaries & Wages	8,837	12,159	133,984	1,721,371	137,163	399,078	2,412,594
Commissions/Bonus	—	3,552	69,761	34,022	43,548	34,857	185,741
Benefits	1,190	1,471	19,441	167,279	9,748	74,651	273,780
Taxes	801	1,206	15,605	128,653	8,757	78,059	233,081
Other	—	—	3,260	15,675	1,755	20,352	41,041

Total Personnel	10,829	18,388	242,051	2,067,000	200,971	606,998	3,146,237

Building
Rent	(37)	1,100	37,053	321,092	12,483	137,328	509,019
Utilities	—	60	2,735	52,046	551	10,635	66,027
Depreciation	2,773	322	16,238	101,737	30,891	72,373	224,335
Other	107	64	—	12,543	2,459	66,883	82,056

Total Building	2,843	1,546	56,027	487,419	46,383	287,218	881,436

Telecommunications
Telephone	800	611	5,598	79,651	923	51,685	139,267
Computers	2,086	290	9,434	18,672	8,674	32,783	71,939
Office Expense	625	359	8,129	161,250	13,769	46,711	230,843
Other	—	—	(551)	—	—	—	(551)

Total Telecommunications	3,511	1,260	22,609	259,573	23,366	131,179	441,498

Advertising	—	—	6,939	256,905	4,685	64,779	333,308
Reinsurance Claims Expense	—	—	—	—	—	137,013	137,013
Professional Fees	921	629	3,879	79,441	114,316	29,189	228,374
Collection Expense	499	—	—	1,988	—	61,320	63,807
Travel	—	224	2,890	87,744	51,102	66,766	208,726
Other Expense
Entertainment	—	68	—	47,554	35	64	47,721
Amortization	—	—	14,126	18,698	—	8,591	41,416
Taxes & Licenses	996	1,052	947	25,932	6,446	24,185	59,559
Other	(22,023)	4,824	40,854	128,850	(22,898)	171,971	301,577

Total Other Expense	(21,027)	5,944	55,927	221,034	(16,417)	204,811	450,273

Total Direct Expense	83,982	37,703	391,515	6,118,329	100,474	6,212,844	12,944,846

Allocated Expense	—	—	15,097	21,858	(79,452)	42,497	0

Net Income Before Taxes	77,291	27,570	(50,133)	285,313	43,834	(2,343,279)	(1,959,404)

Income Tax (34%)	28,984	10,338	7,593	21,488	15,863	(878,736)	(794,470)

Net Income	48,307	17,232	(57,726)	263,825	27,971	(1,464,543)	(1,164,934)

In re:	Case No.	03-13182—03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	OCTOBER 17, 2003 thru NOVEMBER

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
Total Current Assets	$0.00	$0.00
Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
Total Property and Equipment	$0.00	$0.00
Other Assets
Loans to Insiders*
Other Assets (attach schedule)
Total Other Assets	$0.00	$0.00
TOTAL ASSETS	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases—Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)
Total Postpetition Liabilities	$0.00	$0.00
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt
Total Pre-petition Liabilities	$0.00	$0.00
TOTAL LIABILITIES	$0.00	$0.00
Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings—Pre-Petition
Retained Earnings—Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$0.00	$0.00
TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00
.

*“Insider is defined in 11 U.S.C. Section 101(31).	Form Mor - 3

In re:	Case No.	03-13182-03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	OCTOBER 17, 2003 thru NOVEMBER

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets
Total Other Current Assets	$0.00	$0.00
Other Assets
Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities
Total Other Postpetition Liabilities	$0.00	$0.00
Adjustments to Owner Equity
Total Adjustments to Owner Equity	$0.00	$0.00
Postpetition Contributions (Distributions) (Draws)
Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

THE THAXTON GROUP – CONSOLIDATED

Balance Sheet

11/30/2003

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	NONE BANKRUPTCY Reinsurance	Total Company
Assets

Cash	378,219	29,100	(84,442)	1,731,850	16,732,035	—	1,403,404	20,190,165	—	20,190,165
Investments/Restricted Cash	—	—	—	—	12,144,647	—	—	12,144,647	—	12,144,647
Finance Receivables, GROSS	4,032,727	1,558,372	—	78,605,721	—	—	128,225,142	212,421,961	—	212,421,961
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,202,990	2,202,990	—	2,202,990
Unearned Interest	(113,464)	—	—	(13,478,950)	—	—	(15,139,000)	(28,731,414)	—	(28,731,414)
Loss Reserve	(300,000)	(200,000)	—	(5,389,763)	(25,000)	—	(8,231,867)	(14,146,630)	—	(14,146,630)
Unearned Insurance	—	—	—	(2,605,135)	—	—	(720,435)	(3,325,570)	(4,685,363)	(8,010,933)
Dealer Holdback	—	—	—	—	—	—	(2,224,014)	(2,224,014)	—	(2,224,014)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,874,952	1,111,796	—	4,892,224	14,311,592	—	14,311,592
Accumulated Depreciation	(168,510)	(68,718)	(990,272)	(4,264,245)	(611,603)	—	(3,719,904)	(9,823,251)	—	(9,823,251)
Accounts Receivable	131,868	—	155,262	646,150	4,886	—	14,337	952,502	—	952,502
Repossessed Automobiles	—	—	—	—	—	—	365,949	365,949	—	365,949
Intercompany Balance	(3,456,694)	(1,087,642)	(6,581,700)	(51,542,615)	194,823,148	(6,248,675)	(139,088,460)	(13,182,639)	13,121,381	(61,258)
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,420	—	31,950,420
Other Intangible Assets	—	—	2,030,601	2,778	—	—	—	2,033,379	—	2,033,379
Accumulated Amortization	(220,994)	—	(1,167,155)	—	—	—	(1,055,477)	(2,443,626)	—	(2,443,626)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	4,481	3,967	535,967	2,165,505	4,148,909	—	675,199	7,534,027	1,087,334	8,621,361

Total Assets	842,802	306,969	(4,593,861)	30,495,334	240,389,738	(18,309,595)	(18,900,896)	230,230,490	9,523,351	239,753,842

Liabilities & Stockholders’ Equity

Liabilities
Accrued Interest Payable	—	—	1,510	—	2,569,389	—	—	2,570,899	—	2,570,899
Notes Payable	—	—	—	—	107,500,000	—	—	107,500,000	—	107,500,000
Subordinated Notes Payable	—	—	67,738	—	122,785,649	—		122,853,387	—	122,853,387
Accounts Payable	24,644	10,515	88,642	1,857,210	207,987	—	580,800	2,769,797	7,904	2,777,701
Employee Savings	—	—	—	—	1,060,228	—	—	1,060,228	—	1,060,228
Income Taxes Payable	46,259	33,681	10,683	1,042,837	(4,398,970)	—	(4,375,251)	(7,640,762)	—	(7,640,762)
Other Liabilities	322,535	127,379	202,510	3,118,637	434,173	—	735,483	4,940,716	965,566	5,906,282

Total Liabilities	393,438	171,575	371,082	6,018,684	230,158,455	—	(3,058,968)	234,054,265	973,470	235,027,735

Stockholders’ Equity

Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,585	8,835,246	(3,319,685)	—	8,835,146	—	8,835,146
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	77,097	56,133	17,664	1,966,074	(518,509)	—	(8,589,891)	(6,991,431)	1,297,845	(5,693,586)

Total Stockholders’ Equity	449,364	135,395	(4,964,944)	24,476,650	10,231,283	(18,309,595)	(15,841,928)	(3,823,775)	8,549,882	4,726,107

Total Liabilities & Stockholders’ Equity	842,802	306,969	(4,593,861)	30,495,334	240,389,737	(18,309,595)	(18,900,896)	230,230,490	9,523,351	239,753,842

The Thaxton Group

Balance Sheet

10/17/2003

Assets	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	NONE BANKRUPTCY Reinsurance	Total Company
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity

Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112

Stockholders’ Equity

Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity In Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No.	03-13182—13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	OCTOBER 17, 2003 thru NOVEMBER

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$273,040.62	$273,040.62	Bi-Weekly	EFT	0
FICA-Employee	0	$225,854.98	$225,854.98	Bi-Weekly	EFT	0
FICA-Employer	0	$164,607.67	$164,607.67	Bi-Weekly	EFT	0
Unemployment	0	$4,360.65	$4,360.65	Bi-Weekly	EFT	0
Income	0
Other:	0
Total Federal Taxes	$0.00	$667,863.92	$667,863.92	$0.00		$0.00
State and Local
Withholding	0	$112,710.06	$112,710.06	Bi-Weekly		0
Sales	0			None
Excise	0			N/A
Unemployment	0	$11,961.69	$11,961.69	Bi-Weekly		0
Real Property	0
Personal Property	0
Other:	0			Bi-Weekly		0
Total State and Local Taxes	$0.00	$124,671.75	$124,671.75	$0.00		$0.00
TOTAL TAXES		$792,535.67	$792,535.67			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	579,804	0				579,804
Wages Payable—Accrued	0	0				0
Taxes Payable—Accrued	0	0				0
Rent/Leases—Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0
Total Postpetition Debts	$579,804.45	$0.00	$0.00	$0.00	$0.00	$579,804.45

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*“Insideris defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP

Cash Disbursements for Consolidated Payroll Account – THE THAXTON GROUPCase No.01-10571

Wachovia 2000014825402

Monthly Court Report for                                                  October 17, 2003—November 30, 2003

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	TICO Premium	Commercial Lending	Thaxton Insurance	Corporate
Beginning Cash Position	0.00		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

GENERAL LEDGER SWEEPS AND TRANSFERS	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	2,057,396.67	357,642.13	27,043.89	117,590.00	215,134.06	39,332.10	113,358.11	316,110.31	32,244.94	172,114.85	14,257.75	22,301.88	539,242.78	91,023.87
Outstanding Checks														(21,167.76)
	0.00
	0.00
Advertising	0.00
Bank Charges	0.00							0.00	0.00	0.00	0.00	0.00		0.00
Claims Funding*	0.00							0.00	0.00	0.00	0.00	0.00		0.00
Company Auto	0.00							0.00	0.00	0.00	0.00	0.00		0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements – collections exp	0.00							0.00	0.00	0.00	0.00	0.00		0.00
Equipment Rental	0.00							0.00	0.00	0.00	0.00	0.00		0.00
Fixed Assets	0.00							0.00	0.00	0.00	0.00	0.00		0.00
Forms & Printing	0.00							0.00	0.00	0.00	0.00	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00							0.00	0.00	0.00	0.00	0.00	0.00	0.00
Miscellaneous	0.00							0.00	0.00	0.00	0.00	0.00		0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00							0.00	0.00	0.00	0.00	0.00		0.00
Prepaid Software ABS	0.00							0.00	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees – Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00							0.00	0.00	0.00	0.00	0.00		0.00
Roadgard	0.00							0.00	0.00	0.00	0.00	0.00		0.00
Seminars & Meetings	0.00							0.00	0.00	0.00	0.00	0.00		0.00
Taxes & Licenses	0.00							0.00	0.00	0.00	0.00	0.00		0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	2,185,855.92	357,642.13	27,043.89	117,590.00	215,134.06	39,332.10	113,358.11	316,110.31	32,244.94	172,114.85	14,257.75	22,301.88	539,242.78	219,483.12
Employee Witholding of Insurance/etc	(128,459.25)													(128,459.25)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	2,057,396.67	357,642.13	27,043.89	117,590.00	215,134.06	39,332.10	113,358.11	316,110.31	32,244.94	172,114.85	14,257.75	22,301.88	539,242.78	91,023.87

	(21,167.76)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(21,167.76)

THE THAXTON GROUP Cash Disbursements for Consolidated Payroll Account Wachovia 2000014825402 Monthly Court Report for	Case No. 01-10571

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00

GENERAL LEDGER SWEEPS AND TRANSFERS	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	2,057,396.67	0.00	2,057,396.67
Outstanding Checks	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Advertising	0.00	0.00	0.00	0.00
Bank Charges	0.00			0.00
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements – collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees – Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00			0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00	0.00		0.00
Interest to Finova	0.00			0.00
Payroll Paid TTG	0.00	2,185,855.92		2,185,855.92
Employee Witholding of Insurance/etc	0.00	(128,459.25)		(128,459.25)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	0.00	2,057,396.67	0.00	2,057,396.67

	0.00	0.00	0.00	0.00

PAYROLL – THE THAXTON GROUP

	Period Ending 10/25/2003	Period Ending 11/08/2003	Period Ending 11/22/2003	Total
Corporate
Salary expense	$68,595.06	$68,778.55	$68,728.15	$206,101.76
FICA/FUTA/SUTA	$3,603.61	$3,622.17	$3,389.74	$10,615.52
401(k) match	$714.08	$711.39	$709.77	$2,135.24
Overtime	$190.62	$264.72	$175.26	$630.60

Total	$73,103.37	$73,376.83	$73,002.92	$219,483.12

Tico Premium
Salary expense	$4,311.62	$4,396.06	$4,452.07	$13,159.75
FICA/FUTA/SUTA	$313.61	$320.08	$324.36	$958.05
401(k) match	$45.15	$47.40	$47.40	$139.95

Total	$4,670.38	$4,763.54	$4,823.83	$14,257.75

SUBTOTAL	$9,340.76	$9,527.08	$9,647.66	$28,515.50

Salary expense	$6,064.22	$6,064.22	$6,064.23	$18,192.67
FICA/FUTA/SUTA	$529.10	$539.28	$451.24	$1,519.62
401(k) match	$149.20	$153.20	$118.68	$421.08
Commissions	$1,017.72	$1,150.79	$—	$2,168.51

Total	$7,760.24	$7,907.49	$6,634.15	$22,301.88

Commissions	$99,882.83	$104,505.02	$93,769.17	$298,157.02
Bonus	$—	$16,048.00	$—	$16,048.00

Total	$174,904.42	$199,715.98	$164,622.38	$539,242.78

Tico
Salary expense	$304,575.65	$300,662.73	$297,324.94	$902,563.32
FICA/FUTA/SUTA	$24,378.00	$23,974.73	$24,777.37	$73,130.10
401(k) match	$1,542.34	$1,491.70	$1,417.26	$4,451.30
Overtime	$14,877.55	$11,491.44	$13,078.71	$39,447.70
Commissions	$—	$6.62	$—	$6.62
Bonus	$3,923.97	$6,455.57	$20,150.00	$30,529.54

Total	$349,297.51	$344,082.79	$356,748.28	$1,050,128.58

Period Total	$609,735.92	$629,846.63	$605,831.56	$1,845,414.11

Tax levy	$30.12			$30.12
Employee savings	$25.00			$25.00
Checks	$(37,482.70)			$(37,482.70)
Manual checks	$(1,758.10)		$1,293.27	$(464.83)
401(k) payable	$(11,509.16)	$(14,284.86)	$(11,015.72)	$(36,809.74)
Payable to reimbursement	$(1,647.67)	$(2,201.53)	$(1,430.36)	$(5,279.56)
Avance	$(2,000.00)		$(290.00)	$(2,290.00)
Dental insurance	$(1,408.44)	$(1,263.42)	$(1,188.28)	$(3,860.14)
Cancer insurance	$(844.44)	$(849.57)	$(779.12)	$(2,473.13)
Life insurance	$(1,202.52)	$(1,251.54)	$(1,146.36)	$(3,600.42)
Contingent health liability	$(11,959.96)	$(12,614.44)	$(11,679.45)	$(36,253.85)

	$539,978.05	$597,381.27	$579,595.54	$1,716,954.86
	$(69,757.87)	$(32,465.36)	$(26,236.02)	$(128,459.25)

Net Checks	$37,482.70	$30,510.15	$30,821.80	$98,814.65
Direct Deposits	$304,511.30	$309,751.18	$300,915.26	$915,177.74
Wage Garnishments	$1,182.01	1,433.06	$1,433.06	$4,048.13
Federal Tax	$45,255.71	52,059.54	$44,605.17	$141,920.42
EE SS Tax	$26,504.79	28,957.39	$26,335.85	$81,798.03
ER SS Tax	$26,504.75	28,957.44	$26,335.85	$81,798.04
EE Med Tax	$6,631.20	7,349.12	$6,680.82	$20,661.14
ER Med Tax	$6,631.10	7,349.03	$6,680.89	$20,661.02
State/local Tax	$21,871.70	24,752.15	$21,689.21	$68,313.06
Futa	$283.67	635.37	$241.60	$1,160.64
Suta	$723.61	271.88	$543.88	$1,539.37
Adjustments	$1,757.92	39,911.27	$18,249.71	$59,918.90

GRAND TOTAL	$479,340.46	531,937.58	$484,533.10	$1,495,811.14

Reconciliation	$(60,637.59)	$(65,443.69)	$(95,062.44)	$(221,143.72)
Accrual	$9,120.28	$(32,978.33)	$(68,826.42)	$(92,684.47)

PAYROLL – TICO

	Period Ending 10/25/2003	Period Ending 11/08/2003	Period Ending 11/22/2003	Total
SC/VA
Salary expense	$88,325.18	$88,382.86	$86,967.74	$263,675.78
FICA/FUTA/SUTA	$7,406.36	$7,385.39	$7,634.35	$22,426.10
401(k) match	$377.06	$352.70	$354.39	$1,084.15
Overtime	$7,814.63	$6,379.86	$7,423.17	$21,617.66
Commissions	$—	$6.62	$—	$6.62
Bonus	$—	$1,700.00	$5,600.00	$7,300.00

Total	$103,923.23	$104,207.43	$107,979.65	$316,110.31

AL
Salary expense	$5,286.62	$5,242.27	$5,299.77	$15,828.66
FICA/FUTA/SUTA	$397.81	$399.13	$405.90	$1,202.84

SUBTOTAL	$109,607.66	$111,548.83	$119,285.32	$340,441.81

401(k) match	$—	$—	$—	$—
Overtime	$—	$49.50	$84.00	$133.50
Commissions	$35.32	$—	$—	$35.32

Total	$115,327.41	$117,239.73	$125,074.99	$357,642.13

NC
Salary expense	$10,855.63	$11,003.57	$10,208.78	$32,067.98
FICA/FUTA/SUTA	$819.85	$920.95	$977.70	$2,718.50
401(k) match	$167.11	$168.79	$166.21	$502.11
Overtime	$161.14	$172.24	$10.13	$343.51
Commissions	$—	$—	$—	$—
Bonus	$—	$1,000.00	$2,700.00	$3,700.00

Total	$12,003.73	$13,265.55	$14,062.82	$39,332.10
	$248,977.85	$255,369.16	$272,569.95	$776,916.96

GA
Salary expense	$6,877.82	$7,969.69	$9,040.19	$23,887.70
FICA/FUTA/SUTA	$554.34	$651.94	$749.52	$1,955.80
401(k) match	$—	$—	$—	$—
Overtime	$343.51	$390.00	$466.88	$1,200.39
Commissions	$—	$—	$—	$—
Bonus	$—	$—	$—	$—

Total	$7,775.67	$9,011.63	$10,256.59	$27,043.89

MS
Salary expense	$61,740.95	$60,696.60	$59,248.93	$181,686.48
FICA/FUTA/SUTA	$4,929.31	$4,968.36	$5,192.04	$15,089.71
401(k) match	$70.50	$68.88	$72.52	$211.90
Overtime	$3,501.56	$3,082.50	$3,261.91	$9,845.97
Commissions	$—	$—	$—	$—
Bonus	$—	$2,000.00	$6,300.00	$8,300.00

Total	$70,242.32	$70,816.34	$74,075.40	$215,134.06

OH
Salary expense	$27,350.27	$25,479.88	$26,289.20	$79,119.35
FICA/FUTA/SUTA	$2,395.95	$2,096.48	$2,065.69	$6,558.12
401(k) match	$68.49	$67.46	$67.55	$203.50

PAYROLL – TICO

	Period Ending 10/25/2003	Period Ending 11/08/2003	Period Ending 11/22/2003	Total
Overtime	$1,350.77	$837.78	$751.32	$2,939.87
Commissions	$—	$—	$—	$—
Bonus	$2,588.65	$1,055.57	$—	$3,644.22

Total	$33,754.13	$29,537.17	$29,173.76	$92,465.06

KY
Salary expense	$34,073.84	$32,401.67	$33,901.70	$100,377.21
FICA/FUTA/SUTA	$2,678.02	$2,515.39	$3,052.85	$8,246.26
401(k) match	$182.46	$143.96	$144.77	$471.19
Overtime	$1,317.83	$327.37	$600.14	$2,245.34
Commissions	$—	$—	$—	$—
Bonus	$—	$700.00	$5,550.00	$6,250.00

Total	$38,252.15	$36,088.39	$43,249.46	$117,590.00

TN
Salary expense	$9,214.01	$9,133.96	$10,378.46	$28,726.43
FICA/FUTA/SUTA	$878.23	$848.63	$982.31	$2,709.17
401(k) match	$—	$—	$—	$—
Overtime	$320.67	$183.20	$205.47	$709.34
Commissions	$—	$—	$—	$—
Bonus	$100.00	$—	$—	$100.00

Total	$10,512.91	$10,165.79	$11,566.24	$32,244.94

Corp
Salary expense	$54,454.79	$54,300.18	$49,458.63	$158,213.60
FICA/FUTA/SUTA	$3,829.56	$3,727.44	$3,198.22	$10,755.22
401(k) match	$625.67	$638.86	$560.77	$1,825.30
Overtime	$51.74	$68.99	$—	$120.73
Commissions	$—	$—	$—	$—
Bonus	$1,200.00	$—	$—	$1,200.00

Total	$60,161.76	$58,735.47	$53,217.62	$172,114.85

Modern
Salary expense	$6,396.54	$6,052.05	$6,531.54	$18,980.13
FICA/FUTA/SUTA	$488.57	$461.02	$518.79	$1,468.38
401(k) match	$51.05	$51.05	$51.05	$153.15
Overtime	$15.70	$—	$275.69	$291.39
Commissions	$—	$—	$—	$—
Bonus	$—	$—	$—

Total	$6,951.86	$6,564.12	$7,377.07	$20,893.05

Period Total	$458,905.17	$455,631.62	$476,033.60	$1,390,570.39

THE THAXTON GROUP Cash Disbursements for THAXTON INVESTMENT PAYROLL Wachovia Monthly Court Report for	October 17, 2003 – November 30, 2003	Wachovia #	2000014825703 2079900431038 540439122 2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(750,915.65)	—	—	—	—	—		(750,915.65)

GENERAL LEDGER SWEEPS AND TRANSFERS	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,708,077.41	41,978.82	351,749.13	564,444.73	271,982.17	213,881.78	264,040.78
Outstanding Checks	(123,321.37)					—		(123,321.37)

Total Cash Receipts and Transfers	1,584,756.04	41,978.82	351,749.13	564,444.73	271,982.17	213,881.78	264,040.78	(123,321.37)

Cash Disbursements – Loans

Gross Wages	1,760,559.47	39,908.98	332,091.42	532,437.98	259,598.19	198,953.40	249,935.61	147,633.89
Federal Tax	137,022.94	2,416.31	23,767.94	39,521.57	20,528.25	13,693.20	19,486.49	17,609.18
SS Tax	101,339.24	2,362.29	19,337.58	31,327.53	14,834.66	12,055.86	14,740.24	6,681.08
Med Tax	24,901.23	552.49	4,689.32	7,537.91	3,701.92	2,819.49	3,530.60	2,069.50
EIC	(71.32)	—	(28.31)	(43.01)	—	—	—	—
State Tax	46,756.30	1,214.00	108.00	22,024.35	10,172.83	5,907.43	214.90	7,114.79
Advance	1,495.86	—	773.36	(75.00)	—	610.00	—	187.50
Mileage	(33,024.46)	(1,021.50)	(10,903.25)	(8,304.75)	(6,371.75)	(3,357.00)	(3,105.46)	39.25
Miscellaneous	(419.65)	—	—	361.47	(459.75)	6.93	(328.30)	—
Shortage	295.10	—	—	260.45	—	34.65	—	—
STD	1,692.00	43.89	561.33	506.97	207.90	140.91	143.22	87.78
Medical	23,014.88	932.83	7,097.90	5,565.54	2,076.38	2,409.76	2,313.22	2,619.25
401K Loans	15,994.81	585.17	2,620.91	4,419.77	1,793.73	1,081.90	3,220.75	2,272.58
401K Deducts	8,376.65	67.08	2,270.83	2,280.68	2,104.05	302.33	66.16	1,285.52
AHL Dental	6,914.30	164.41	1,081.74	1,576.76	800.16	672.18	1,724.62	894.43
AHL Cancer	5,571.81	92.18	283.40	1,572.98	1,419.30	262.28	1,149.65	792.02
AHL Life	4,481.35	185.60	590.79	1,623.46	490.02	570.94	614.40	406.14
Flex Med	1,351.88	24.42	176.46	658.34	76.56	49.80	141.70	224.60
Dep Care	1,186.39	60.86	—	548.30	118.76	65.47	284.00	109.00
Stop Payment Fee	387.65	—	—	210.96	—	—	88.23	88.46
Garnishment fee	99.00	2.00	28.00	25.00	8.00	20.00	8.00	8.00
Garnishment	664.95	—	270.81	151.58	—	242.56	—	—
Bankrpc	475.10	1.00	253.84	20.50	184.26	4.00	7.50	4.00
Child support	5,814.33	100.00	1,810.44	760.78	844.66	836.45	916.00	546.00
Tax Levy	460.40	—	100.00	212.90	(52.50)	—	—	200.00
Fringe	(350.00)	—	—	—	—	—	(350.00)	—
STD Net	2,164.07	—	—	677.06	—	—	1,487.01	—
SS Tax Adjust	—	—	—	—	—	—	—	—
	21,656.76	440.42	7,016.56	3,354.36	1,453.18	2,501.71	151.19	6,739.34
	—	—	—	—	—	—	—	—
Gross To Net (includes adj.)	975,371.91	22,141.00	277,200.33	256,082.38	137,256.40	121,356.12	88,081.17	73,254.51
Prepays and voids	24,013.72	—	7,104.36	4,770.40	2,453.92	4,358.19	278.26	5,048.59
DD Reversals & adjs.	453,582.41	10,782.47	—	172,632.89	71,650.95	40,619.59	123,731.02	34,165.49
Net DD/live checks	934,050.29	21,806.00	270,095.97	242,355.00	139,803.33	116,167.64	77,573.35	66,249.00

FUNDING REQUIREMENTS								—
Net Checks	417,668.84	—	—	—	—	—	—	11,385.07
Direct Deposits	534,777.47	—	—	—	—	—	—	53,795.66
Wage Garnishments	9,183.85	100.00	2,435.09	1,802.32	968.42	1,079.01	2,053.01	746.00
Federal Tax	131,120.20	2,416.31	23,739.63	39,478.56	20,528.25	13,693.20	19,486.49	11,777.76
EE SS Tax	99,170.72	2,362.29	19,337.58	31,327.53	14,834.66	12,055.86	14,740.24	4,512.56
ER SS Tax	99,081.18	2,362.31	19,248.22	31,327.40	14,834.57	12,055.90	14,740.26	4,512.52
EE Med Tax	24,225.09	552.49	4,689.32	7,537.91	3,701.92	2,819.49	3,530.60	1,393.36
ER Med Tax	24,204.33	552.48	4,668.42	7,537.95	3,701.89	2,819.53	3,530.73	1,393.33
State Tax	44,397.00	1,214.00	108.00	22,024.35	10,172.83	5,907.43	214.90	4,755.49
Futa	3,200.01	94.97	643.92	923.03	342.16	581.97	581.57	32.39
Suta	10,422.32	154.52	1,944.82	3,692.02	112.62	2,360.61	2,028.19	129.54
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct	—	—	—	—	—	—	—	—
Cash BY ENTITY	1,856,128.39	41,978.82	351,749.13	564,444.73	271,982.17	213,881.78	264,040.78	148,050.98

Total Other Cash Disbursements	1,856,128.39	41,978.82	351,749.13	564,444.73	271,982.17	213,881.78	264,040.78	148,050.98

TOTAL ALL CASH DISBURSEMENTS	1,856,128.39	41,978.82	351,749.13	564,444.73	271,982.17	213,881.78	264,040.78	148,050.98

	(1,022,288.00)	—	—	—	—	—	—	(1,022,288.00)

THE THAXTON GROUP Cash Disbursements for THAXTON INVESTMENT PAYROLL Wachovia Monthly Court Report for	Case #	—

	Operating	Payroll	Other	Total
Beginning Cash Position	—	(750,915.65)	—	(750,915.65)

GENERAL LEDGER SWEEPS AND TRANSFERS	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	1,708,077.41	—	1,708,077.41
Outstanding Checks	—	(123,321.37)	—	(123,321.37)

Total Cash Receipts and Transfers	—	1,584,756.04	—	1,584,756.04

Cash Disbursements – Loans	—	—
	—	—
Gross Wages	—	1,760,559.47
Federal Tax	—	137,022.94
SS Tax	—	101,339.24	—	101,339.24
Med Tax	—	24,901.23
EIC	—	(71.32)	—	(71.32)
State Tax	—	46,756.30	—	46,756.30
Advance	—	1,495.86	—	1,495.86
Mileage	—	(33,024.46)	—	(33,024.46)
Miscellaneous	—	(419.65)	—	(419.65)
Shortage	—	295.10	—	295.10
STD	—	1,692.00	—	1,692.00
Medical	—	23,014.88	—	23,014.88
401K Loans	—	15,994.81	—	15,994.81
401K Deducts	—	8,376.65	—	8,376.65
AHL Dental	—	6,914.30	—	6,914.30
AHL Cancer	—	5,571.81	—	5,571.81
AHL Life	—	4,481.35	—	4,481.35
Flex Med	—	1,351.88	—	1,351.88
Dep Care	—	1,186.39	—	1,186.39
Stop Payment Fee	—	387.65	—	387.65
Garnishment fee	—	99.00	—	99.00
Garnishment	—	664.95	—	664.95
Bankrpc	—	475.10	—	475.10
Child support	—	5,814.33	—	5,814.33
Tax Levy	—	460.40	—	460.40
Fringe	—	(350.00)	—	(350.00)
STD Net	—	2,164.07	—	2,164.07
SS Tax Adjust	—	—	—	—
	—	21,656.76	—	21,656.76
	—	—	—	—
Gross To Net (includes adj.)	—	975,371.91	—	975,371.91
Prepays and voids	—	24,013.72	—	24,013.72
DD Reversals & adjs.	—	453,582.41	—	453,582.41
Net DD/live checks	—	934,050.29	—	934,050.29
	—	—	—	—
FUNDING REQUIREMENTS	—	—	—	—
Net Checks	—	417,668.84	—	417,668.84
Direct Deposits	—	534,777.47	—	534,777.47
Wage Garnishments	—	9,183.85	—	9,183.85
Federal Tax	—	131,120.20		131,120.20
EE SS Tax	—	99,170.72		99,170.72
ER SS Tax	—	99,081.18		99,081.18
EE Med Tax	—	24,225.09		24,225.09
ER Med Tax	—	24,204.33		24,204.33
State Tax	—	44,397.00		44,397.00
Futa	—	3,200.01		3,200.01
Suta	—	10,422.32		10,422.32
	—	—		—
Total Amt Debited from our Acct	—	—		—
Cash BY ENTITY	—	1,856,128.39		1,856,128.39
	—	—	—	—

Total Other Cash Disbursements	1,856,128.39	—	—	1,856,128.39

TOTAL ALL CASH DISBURSEMENTS	1,856,128.39	—	—	1,856,128.39

	(1,856,128.39)	833,840.39	—	(1,022,288.00)

In re:	Case No.		03-13182—03-13213
THE THAXTON GROUP		Jointly Administered
	Reporting Period		OCTOBER 17, 2003 thru NOVEMBER

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		Amount
Total Accounts Receivable at the beginning of the reporting period		$217,481,420.52
Plus Amounts billed during the period		$23,798,472.40
Less Amounts collected during the period		(28,857,931.47)
Total Accounts Receivable at the end of the reporting period		$212,421,961.45

Accounts Receivable Aging		Amount
0-30 days old		$194,213,020.07
31-60 days old		$7,321,095.02
61-90 days old		$4,218,549.43
91+ days old		$6,669,296.93
Total Accounts Receivable		$212,421,961.45
Amount considered uncollectible (Bad Debt)—Reserve
Accounts Receivable (Net)		$212,421,961.45

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possessing account this period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2.	First Day Order authorizing the temporary use of existing cash management system.

Form Mor – 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 11/30/2003

Aged Accounts Receivable

(Gross Balance as of 11/30/03)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$179,836,652	$69,526,765	$106,720,520	$471,762	$3,117,605
Potential (1-30)	$14,376,368	$3,950,462	$9,561,748	$531,571	$332,587
31-60 Days	$7,321,095	$2,291,955	$4,470,341	$193,485	$365,314
61-90 Days	$4,218,549	$1,181,646	$2,821,660	$86,432	$128,811
91 and Over	$6,669,297	$1,654,893	$4,650,872	$275,122	$88,410
Total Delinquency	$32,585,309	$9,078,956	$21,504,622	$1,086,609	$915,122
Total Gross Receivables	$212,421,961	$78,605,721	$128,225,142	$1,558,372	$4,032,727
Post Accounts Payable
(As of 11/28/03)
Southern Management	$126,667
Tico Credit	$453,138
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—
Total	$579,804

THE THAXTON GROUP		CASES 03-13182—03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP—Consolidated		JOINTLY ADMINISTERED
Monthly Court Report for	October—November

HOLDING COMPANY

	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	TIC— Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated	Non-Bankrupt Companies
Beginning Inter-company balance as of 10/17 per G/L Trial Balance	(0.00)	(6,248,675.00)	193,510,864.24	(6,423,721.05)	(964,229.56)	(3,042,529.00)	(49,993,377.63)	(140,136,058.00)	13,297,726.00

Cash Transfers between companies	—		(1,909,773.28)	136,045.62			(1,100,000.00)	2,873,727.66
Expenses paid by Corporate—expensed in subsidiaries (treated as separate cost centers as opposed to separate companies	—		537,577.67		(123,412.91)	(414,164.76)
	—
Allocations of:	—
Home Office allocation	—		96,354.84	(32,000.01)			(21,858.06)	(42,496.77)
Interest allocation	—		1,211,441.53				(427,379.65)	(784,061.88)
Payroll	—		1,356,897.59	(259,027.88)				(1,097,869.71)
Analysis charges	—		20,947.58	(2,996.46)				(17,951.12)
Note dept expenses	—		(298.16)					298.16
Invoices paid by Corporate	—
Tico Reinsurance Co-—Should have been coded to a reinsurance	(176,345.45)								(176,345.45)
Unreconciled Difference—will be corrected December	115,087.23		(864.33)					115,951.56

General Ledger as of 11/30/03	(61,258.22)	(6,248,675.00)	194,823,147.68	(6,581,699.78)	(1,087,642.47)	(3,456,693.76)	(51,542,615.34)	(139,088,460.10)	13,121,380.55

	(61,258.22)	(6,248,675.00)	194,823,147.68	(6,581,699.78)	(1,087,642.47)	(3,456,693.76)	(51,542,615.34)	(139,088,460.10)	13,121,380.55

Balance Sheet—November 30, 2003	(61,258.22)	(6,248,675.00)	194,823,147.68	(6,581,699.78)	(1,087,642.47)	(3,456,693.76)	(51,542,615.34)	(139,088,460.10)	13,121,380.55